SCHEDULE 14C

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                             Filed by the Registrant                         [X]
                             Filed by a Party other than the Registrant      [ ]

Check the appropriate box:

[X]      Preliminary Information Statement

[  ]     Confidential, for Use of the Commission Only (as permitted by Rule
         14c-5(d)(2))

[  ]     Definitive Information Statement

            JNL Series Trust
            JNL Variable Fund LLC
            JNL Variable Fund III LLC
            JNL Variable Fund V LLC
            JNLNY Variable Fund I LLC

         (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
         (1) Title of each class of securities to which transaction applies:
         (2) Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         (4) Proposed maximum aggregate value of transaction:
         (5) Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1) Amount Previously Paid:
         (2) Form, Schedule or Registration Statement No.:
         (3) Filing Party:
         (4) Date Filed:

Dear Variable Annuity and Variable Life Contract Owners:

            Although you are not a shareholder of JNL Series Trust (the "Trust"), or the JNL Variable Fund LLC, JNL Variable Fund III LLC, JNL Variable Fund V LLC, or JNLNY Variable Fund I LLC (collectively the "JNL Variable Funds"), your purchase payments and the earnings on such purchase payments under your variable annuity or variable life contracts issued by Jackson National Life Insurance Company ("Jackson National Life") or Jackson National Life Insurance Company of New York ("Jackson National NY") are invested in shares of one or more of the Funds of the Trust or JNL Variable Funds through subaccounts of separate accounts established by Jackson National Life or Jackson National NY for such purposes.

         On February 12, 2004, the Board of Trustees of the Trust and the Board of Managers of the JNL Variable Funds voted to replace Curian Capital LLC with Mellon Capital Management Corporation as sub-adviser for the Funds of the Trust and the JNL Variable Fund listed below. Enclosed please find the Trust's and the JNL Variable Funds' Information Statement regarding this change in sub-adviser for the following Funds:

FUNDS OF THE TRUST
------------------
JNL/Curian Enhanced S&P 500 Stock Index Fund
JNL/Curian S&P 500 Index Fund
JNL/Curian S&P 400 MidCap Index Fund
JNL/Curian Small Cap Index Fund

FUNDS OF THE JNL VARIABLE FUND LLC
----------------------------------
JNL/Curian The DowSM 10 Fund
JNL/Curian The DowSM 5 Fund
JNL/Curian The S&P(R)10 Fund
JNL/Curian Global 15 Fund
JNL/Curian 25 Fund
JNL/Curian Small-Cap Fund
JNL/Curian Technology Sector Fund
JNL/Curian Pharmaceutical/Healthcare Sector Fund
JNL/Curian Financial Sector Fund
JNL/Curian Energy Sector Fund
JNL/Curian Consumer Brands Fund
JNL/Curian Communications Sector Fund

FUNDS OF THE JNL VARIABLE FUND III LLC
--------------------------------------
JNL/Curian The DowSM 10 Fund

 FUNDS OF THE JNL VARIABLE FUND V LLC
 ------------------------------------
JNL/Curian The DowSM 10 Fund

FUNDS OF THE JNLNY VARIABLE FUND I LLC
--------------------------------------
JNL/Curian The DowSM 10 Fund
JNL/Curian The S&P(R)10 Fund
JNL/Curian Global 15 Fund
JNL/Curian 25 Fund
JNL/Curian Small Cap Fund

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

         If you have any questions regarding any of the changes, please call one of the following numbers on any business day:

For Jackson National Life variable annuity and variable life contracts: (800) 766-4683 For Jackson National NY variable annuity and variable life contracts:
(800) 599-5651

                                         Sincerely,

                                         /s/ Robert A. Fritts

                                         ROBERT A. FRITTS
                                         President and Chief Executive Officer

                INFORMATION STATEMENT TO SHAREHOLDERS REGARDING:


                                JNL SERIES TRUST
                                ----------------
                  JNL/Curian Enhanced S&P 500 Stock Index Fund
                          JNL/Curian S&P 500 Index Fund
                      JNL/Curian S&P 400 MidCap Index Fund
                         JNL/Curian Small Cap Index Fund


                              JNL VARIABLE FUND LLC
                              ---------------------
                          JNL/Curian The DowSM 10 Fund
                           JNL/Curian The DowSM 5 Fund
                          JNL/Curian The S&P(R) 10 Fund
                            JNL/Curian Global 15 Fund
                               JNL/Curian 25 Fund
                            JNL/Curian Small-Cap Fund
                        JNL/Curian Technology Sector Fund
                JNL/Curian Pharmaceutical/Healthcare Sector Fund
                        JNL/Curian Financial Sector Fund
                          JNL/Curian Energy Sector Fund
                         JNL/Curian Consumer Brands Fund
                      JNL/Curian Communications Sector Fund


                            JNL VARIABLE FUND III LLC
                            -------------------------
                          JNL/Curian The DowSM 10 Fund


                             JNL VARIABLE FUND V LLC
                             -----------------------
                          JNL/Curian The DowSM 10 Fund


                            JNLNY VARIABLE FUND I LLC
                            -------------------------
                          JNL/Curian The DowSM 10 Fund
                          JNL/Curian The S&P(R) 10 Fund
                            JNL/Curian Global 15 Fund
                               JNL/Curian 25 Fund
                            JNL/Curian Small-Cap Fund


                                   May 3, 2004



                                TABLE OF CONTENTS

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                                                                                                               PAGE
                                                                                                               ----
INFORMATION STATEMENT

I. Introduction

II. New Sub-Advisory Agreement with Mellon Capital Management Corporation

III. Additional Information

IV. Other Matters

Exhibit A - Mellon Capital Management Corporation Sub-Advisory Agreement
            for Funds of the JNL Series Trust

Exhibit B - Mellon Capital Management Corporation Sub-Advisory Agreement
            for Funds of the JNL Variable Funds

Exhibit C - Comparison of the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund and JNL/Curian
            Enhanced S&P 500 Stock Index Fund




I.       INTRODUCTION

            JNL Series Trust (the "Trust"), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust currently offers shares in 46 Funds. JNL Variable Fund LLC is an open-end management company organized as a Delaware limited liability company on October
13, 1998. JNL Variable Fund LLC currently offers interests in 11 Funds. JNL
Variable Fund III LLC, JNL Variable Fund V LLC, and JNLNY Variable Fund I LLC are open-end management companies organized as Delaware limited liability companies on January 26, 1999. JNL Variable Fund III LLC and JNL Variable Fund V
LLC each offer interests in one Fund, and JNLNY Variable Fund I LLC currently offers interests in five Funds. JNL Variable Fund LLC, JNL Variable Fund III
LLC, JNL Variable Fund V LLC, and JNLNY Variable Fund I LLC are herein collectively referred to as the "JNL Variable Funds."

         As Adviser to the Trust and the JNL Variable Funds, JNAM selects, contracts with, compensates and monitors sub-advisers to manage the investment and reinvestment of the assets of each of the Funds. In addition, JNAM monitors the compliance of the sub-advisers with the investment objectives and related policies of each Fund and reviews the performance of the sub-advisers and reports on such performance to the Board of Managers of the JNL Variable Funds and the Board of Trustees of the Trust (the "Board"). JNAM does not currently manage any of the Funds' assets on a day-to-day basis. JNLD, an affiliate of the Trust and the JNL Variable Funds and the Adviser, is principal underwriter for the Trust and the JNL Variable Funds.

         On February 12, 2004, the Board, including all of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement (the "Disinterested Trustees/Managers"), unanimously approved the replacement of Curian LLC ("Curian") with Mellon Capital Management
Corporation ("Mellon") as sub-adviser for the following Funds, (hereinafter the "Relevant Funds") of the Trust and the JNL Variable Funds, effective February
18, 2004:

JNL SERIES TRUST
----------------
JNL/Curian Enhanced S&P 500 Stock Index Fund
JNL/Curian S&P 500 Index Fund
JNL/Curian S&P 400 MidCap Index Fund
JNL/Curian Small Cap Index Fund

JNL VARIABLE FUND LLC
---------------------
JNL/Curian The DowSM 10 Fund
JNL/Curian The DowSM 5 Fund
JNL/Curian The S&P(R)10 Fund
JNL/Curian Global 15 Fund
JNL/Curian 25 Fund
JNL/Curian Small-Cap Fund
JNL/Curian Technology Sector Fund
JNL/Curian Pharmaceutical/Healthcare Sector Fund
JNL/Curian Financial Sector Fund
JNL/Curian Energy Sector Fund
JNL/Curian Consumer Brands Fund
JNL/Curian Communications Sector Fund

JNL VARIABLE FUND III LLC
-------------------------
JNL/Curian The DowSM 10 Fund

 JNL VARIABLE FUND V LLC
 -----------------------
JNL/Curian The DowSM 10 Fund

JNLNY VARIABLE FUND I LLC
-------------------------
JNL/Curian The DowSM 10 Fund
JNL/Curian The S&P(R)10 Fund
JNL/Curian Global 15 Fund
JNL/Curian 25 Fund
JNL/Curian Small-Cap Fund

          Mellon is not an affiliate of JNAM (other than by reason of serving as a sub-adviser to a Fund).

          The Trust and the JNL Variable Funds have received an order from the Securities and Exchange Commission permitting them to enter into sub-advisory agreements appointing sub-advisers that are not affiliates of JNAM (other than by reason of serving as a sub-adviser to a Fund) without shareholder approval
(the "Order"). The Trust and the JNL Variable Funds therefore are able to change sub-advisers from time to time without the expense and delays associated with obtaining shareholder approval. However, a condition of this Order is that notice and certain information be sent to shareholders informing them of changes in sub-advisers pursuant to the Order. Therefore, this Information Statement is being provided to the shareholders invested in the above-listed Funds. It will be mailed on or about May 3, 2004.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


II.      NEW SUB-ADVISORY AGREEMENTS WITH MELLON

A. APPROVAL OF NEW SUB-ADVISORY AGREEMENT

            Prior to February 18, 2004, Curian Capital LLC, with principal offices at 8055 East Tufts Avenue, 10th Floor, Denver, Colorado 80237, was the sub-adviser to the Relevant Funds of the Trust pursuant to two sub-advisory agreements with JNAM, dated December 15, 2003, one with respect to the Relevant
Funds that are a part of the Trust ("Curian Trust Sub-Advisory Agreement"), and one with respect to the Relevant Funds that are part of the JNL Variable Funds
(the "Curian VF Sub-Advisory Agreement"). The Curian Sub-Advisory Agreements were most recently approved by the shareholders at a meeting held on December 1, 2003.

         On February 12, 2004, the Board, including the Disinterested
Trustees/Managers, unanimously voted to replace Curian with Mellon as sub-adviser for the Relevant Funds and to approve the sub-advisory agreement between JNAM and Mellon with respect to the Trust (the "Mellon Trust
Sub-Advisory Agreement") and a new sub-advisory agreement between JNAM and Mellon with respect to the JNL Variable Funds (the "Mellon VF Sub-Advisory
Agreement"). Pursuant to the Order, shareholder approval is not required for these agreements because Mellon is not affiliated with JNAM. On February 18, 2004, Mellon succeeded Curian as sub-adviser to the Relevant Funds.

         With the replacement of Curian with Mellon as sub-adviser, the names of the Relevant Funds were changed as follows and are hereinafter referred to by their new names:

PRIOR FUND NAME                                       NEW FUND NAME
---------------                                       -------------
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

JNL SERIES TRUST
----------------
JNL/Curian Enhanced S&P 500 Stock Index Fund          JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
JNL/Curian S&P 500 Index Fund                         JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Curian S&P 400 MidCap Index Fund                  JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Curian Small Cap Index Fund                       JNL/Mellon Capital Management Small Cap Index Fund

JNL VARIABLE FUND LLC
---------------------
JNL/Curian The DowSM 10 Fund                          JNL/Mellon Capital Management The DowSM 10 Fund
JNL/Curian The DowSM 5 Fund                           JNL/Mellon Capital Management The DowSM 5 Fund
JNL/Curian The S&P(R)10 Fund                          JNL/Mellon Capital Management The S&P(R)10 Fund
JNL/Curian Global 15 Fund                             JNL/Mellon Capital Management Global 15 Fund
JNL/Curian 25 Fund                                    JNL/Mellon Capital Management 25 Fund
JNL/Curian Small-Cap Fund                             JNL/Mellon Capital Management Select Small-Cap Fund
JNL/Curian Technology Sector Fund                     JNL/Mellon Capital Management Technology Sector Fund
JNL/Curian Pharmaceutical/Healthcare Sector Fund      JNL/Mellon Capital Management Pharmaceutical/Healthcare Sector Fund
JNL/Curian Financial Sector Fund                      JNL/Mellon Capital Management Financial Sector Fund
JNL/Curian Energy Sector Fund                         JNL/Mellon Capital Management Energy Sector Fund
JNL/Curian Consumer Brands Fund                       JNL/Mellon Capital Management Consumer Brands Fund
JNL/Curian Communications Sector Fund                 JNL/Mellon Capital Management Communications Sector Fund

JNL VARIABLE FUND III LLC
-------------------------
JNL/Curian The DowSM 10 Fund                          JNL/Mellon Capital Management The DowSM 10 Fund

JNL VARIABLE FUND V LLC
-----------------------
JNL/Curian The DowSM 10 Fund                          JNL/Mellon Capital Management The DowSM 10 Fund

JNLNY VARIABLE FUND I LLC
-------------------------
JNL/Curian The DowSM 10 Fund                           JNL/Mellon Capital Management The DowSM 10 Fund
JNL/Curian The S&P(R) 10 Fund                          JNL/Mellon Capital Management The S&P(R) 10 Fund
JNL/Curian Global 15 Fund                              JNL/Mellon Capital Management Global 15 Fund
JNL/Curian 25 Fund                                     JNL/Mellon Capital Management 25 Fund
JNL/Curian Small Cap Fund                              JNL/Mellon Capital Management Select Small-Cap Fund

         In connection with the approval of the Mellon Sub-Advisory Agreements, the Board also approved changing the investment objectives and certain non-fundamental investment policies of the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund to reflect the management style of Mellon. The investment objectives and policies for the JNL/Mellon Capital Management S&P 500 Index Fund to JNL/Mellon Capital Management S&P 400 MidCap Index Fund and the JNL/Mellon Capital Management Small Cap Index Fund were not changed.

          The investment objectives and policies for the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund were revised to read as follows:

         INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund is to exceed the performance of the S&P 500 Index by tilting towards stocks having higher expected return while maintaining overall index characteristics.

         PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of large- and medium-capitalization U.S. companies. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in stocks. The Fund owns a large number of stocks within the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). Within each sector, the Fund overweights stocks that the sub-adviser regards as attractive and underweights or does not hold stocks that the sub-adviser determines to be unattractive. By so doing, the Fund seeks returns that exceed those of the S&P 500 Index over the long-term while maintaining overall index characteristics.

         In managing the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund, the sub-adviser generally employs a three-step process:

         (i) Based on quantitative research, the sub-adviser takes a comprehensive look at a company's fundamentals. This approach is designed to provide insight into a company's cash flow prospects relative to its stock price.

         (ii) The research findings allow the sub-adviser to rank the companies in each sector according to their attractiveness based on valuation, earnings quality and other characteristics determined by the research process.

          (iii) The sub-adviser buys and sells stocks for the Fund based on the ranking arising from the comprehensive quantitative model.

         The Fund may invest in derivative securities to manage cash flows and equitize dividend accruals.

         The significant differences between the old investment objectives and policies of the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund and the new investment policies described above are that the investment objective is to exceed the performance of the S&P 500 Index and the Fund may invest in derivative securities to manage cash flows and equitize dividend accruals. Please refer to Exhibit C for the changes from the current description.

B. DESCRIPTION AND CONTROL OF MELLON

          Mellon Capital Management Corporation ("Mellon"), located at 595 Market Street, Suite 3000, San Francisco, California 94105, has been registered as an investment advisor since August 1983. Mellon offers global, quantitatively based investment strategies to corporate, government, and Taft-Hartley (Union) retirement plans, endowments, foundations, and mutual fund distributors. As of December 31, 2003, Mellon managed $112 billion (including overlay and securities lending) for 317 clients.

Mellon Capital is a wholly owned indirect subsidiary of Mellon Financial Corporation, a publicly traded company, and is affiliated with a number of other investment organizations through its parent.

         The names and principal occupations of the principal executive officers and directors of Mellon are set forth below.

           NAME AND ADDRESS*                      POSITION WITH MELLON                  PRINCIPAL OCCUPATION

Thomas F. Loeb                           Chairman and Chief Executive Officer;   Chairman and Chief Executive
                                         Chairman, Board of Directors            Officer

William L. Fouse, CFA                    Chairman Emeritus;                      Chairman Emeritus
                                         Member, Board of Directors

Charles J. Jacklin                       President,                              President
                                         Member, Board of Directors

Thomas B. Hazuka                         Executive Vice President and Chief      Chief Investment Officer
                                         Investment Officer


Brenda J. Oakley                         Executive Vice President and Chief     Chief Administrative Officer
                                         Administrative Officer

Polly Shouse                             Executive Vice President                Client Service & Marketing


James R. Tufts, Cpa                      Executive Vice President and Chief      Chief Operating Officer
                                         Operating Officer

*Unless otherwise noted, the principal business address of each director and principal executive officer, as it relates to his or her duties at Mellon, is 595 Market Street, Suite 3000, San Francisco, California 94105.

C. DESCRIPTION OF NEW MELLON AND CURIAN SUB-ADVISORY AGREEMENTS

         The provisions of the new Mellon Sub-Advisory Agreements are substantially identical to the provisions of the old Curian Sub-Advisory
Agreements for the Trust and the JNL Variable Funds. However, the rate of sub-advisory fees payable under both new Mellon Sub-Advisory Agreements are less for all of the Relevant Funds except for three. While the sub-advisory fees paid by JNAM for these three Relevant Funds are being increased, this will not affect the amount paid by those Relevant Funds, because JNAM is not raising the management fee for those Funds. In recognition of the reduction in sub-advisory fees for the other Relevant Funds, JNAM has agreed to reduce the management fee rates paid by those Relevant Funds, effective February 18, 2004. The descriptions of the Mellon Sub-Advisory Agreements for both the Trust and the JNL Variable Funds are set forth below and qualified in their entirety by reference to the agreements attached hereto as Exhibits A and B.

         MANAGEMENT SERVICES. Under the old Curian Sub-Advisory Agreements and the new Mellon Sub-Advisory Agreement for both the Trust and the JNL Variable
Funds (collectively, the "Sub-Advisory Agreements"), Curian managed, and Mellon manages, the investment of the assets of the Relevant Funds.

         The fee for each Relevant Fund is stated as an annual percentage of the current value of the net assets of the Relevant Fund and is accrued daily and paid monthly. The sub-adviser formulates a continuous investment program, makes investment decisions and places orders for each of the Relevant Funds and also monitors each of the Relevant Funds' investments consistent with the investment objectives and policies of the Relevant Funds. The sub-adviser regularly reports to the Board and JNAM with respect to the implementation of such investment programs. The sub-adviser consults with JNAM from time to time to review investment policies and affairs of the Relevant Funds. The sub-adviser bears all expenses incurred by it in connection with the performance of its services under the Sub-Advisory Agreements. Each Relevant Fund bears certain other expenses incurred in its operation, including, but not limited to investment advisory fees, administration fees, fees for necessary professional and brokerage services, costs relating to local administration of securities, and fees for any pricing services.

         The Sub-Advisory Agreements also provide that sub-adviser, its directors, officers, employees, and certain other persons performing specific functions for the Funds will only be liable to the Relevant Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

         The Sub-Advisory Agreements also provide that the sub-adviser is responsible for managing the assets of the Funds in compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended
("Tax Code"), applicable to the Funds (relating to the diversification requirements applicable to investments in Variable Contracts). The Sub-Advisory
Agreements, except for the prior Curian VF Sub-Advisory Agreement, further provide that JNAM will not act in a manner that would result in the Sub-Adviser failing to maintain the required diversification, and if such failure is inadvertent, Jackson National Life Insurance Company and its affiliates will cooperate in seeking to remedy such failure. JNAM is obligated to pay the sub-adviser out of the advisory fee it receives from the Funds.

         Unless modified or terminated, both Mellon Sub-Advisory Agreements will continue with respect to the Relevant Funds for an initial two-year period and then from year to year as long as such continuance is specifically approved at least annually by the Boards, including a majority of the Disinterested
Trustees/Managers, or by the affirmative vote of a majority of the outstanding voting shares of a Relevant Fund. The Curian VF Sub-Advisory Agreement and the
Mellon VF Sub-Advisory Agreement each provide that it may be terminated at any time without penalty upon 60 days' notice by the Fund or JNAM, or on 90 days' written notice by the sub-adviser. The Curian Trust Sub-Advisory Agreement and the Mellon Trust Sub-Advisory Agreement for the Trust each provide that it may be terminated at any time without penalty upon 60 days' notice by the Trust, JNAM, or the sub-adviser. The Sub-Advisory Agreements also automatically terminate in the event of their assignment.

         ADVISORY AND SUB-ADVISORY FEES.1 As compensation for its services as the Adviser, JNAM receives a management fee computed separately for each Relevant Fund accrued daily and payable monthly on the average daily net assets for each Fund. The fee for each Relevant Fund is stated as an annual percentage of the current value of the net assets of the Fund. JNAM has agreed to reduce its fee effective February 18, 2004, in order to reflect the change in sub-advisory fees for all the Relevant Funds except the following Relevant Funds of the Trust: the JNL/Mellon Capital Management S&P 500 Index Fund; the
JNL/Mellon Capital Management S&P 400 MidCap Index Fund; and the JNL/Mellon
Capital Management Small Cap Index Fund.

         JNAM has agreed to reduce its management fees for the JNL/Mellon
Capital Management Enhanced S&P 500 Stock Index Fund in order to reflect the change in sub-advisory fee, as shown in the table below; the management fee which the Fund was obligated to pay JNAM prior to the change in sub-adviser is also reflected in the table below. The management fee for the other three
Relevant Funds of the Trust remain unchanged, although the sub-advisory fee for those Funds to be paid by JNAM has increased.

JNL SERIES TRUST:  JNL/Mellon  Capital  Management  Enhanced S&P 500 Stock Index
Fund
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          RATES AFTER THE CHANGE IN SUB-ADVISER                     RATES BEFORE THE CHANGE IN SUB-ADVISER
          -------------------------------------                     --------------------------------------
              NET ASSETS                       RATE                     NET ASSETS                       RATE
              ----------                       ----                     ----------                       ----
$0 to $50 million                              .50%        $0 to $25 million                             .57%
Over $50 million                               .45%        Over $25 million                              .52%


         JNAM has agreed to reduce its management fees in order to reflect the change in sub-advisory fee for the Relevant Funds of the JNL Variable Funds, as shown in the tables below; the fees which the Relevant Funds of the JNL Variable
Funds were obligated to pay JNAM prior to the change in sub-adviser are also reflected in the tables below.

For the following Relevant Funds:

         JNL VARIABLE FUND LLC: JNL/Mellon Capital Management The DowSM 10 Fund,
         ---------------------
         JNL/Mellon Capital Management The S&P(R) 10 Fund, JNL/Mellon Capital
         Management Global 15 Fund, JNL/Mellon Capital Management 25 Fund,
         JNL/Mellon Capital Management Select Small-Cap Fund,

         JNL VARIABLE FUND III LLC:  JNL/Mellon Capital Management The DowSM 10 Fund,
         --------------------------

         JNL VARIABLE FUND V LLC:  JNL/Mellon Capital Management The DowSM 10 Fund,
         ------------------------

         JNLNY VARIABLE FUND I LLC: JNL/Mellon Capital Management The DowSM 10
         -------------------------
         Fund, JNL/Mellon Capital Management The S&P(R) 10 Fund, JNL/Mellon
         Capital Management Global 15 Fund, JNL/Mellon Capital Management 25
         Fund, JNL/Mellon Capital Management Select Small-Cap Fund,

the management fees payable to JNAM are:

          RATES AFTER THE CHANGE IN SUB-ADVISER                     RATES BEFORE THE CHANGE IN SUB-ADVISER
          -------------------------------------                     --------------------------------------
              NET ASSETS                       RATE                     NET ASSETS                       RATE
              ----------                       ----                     ----------                       ----
$0 to $50 million                              .37%        All assets                                    .43%
$50 million to $100 million                    .31%
Over $100 million                              .28%

For the following Relevant Funds:

         JNL VARIABLE FUND LLC: JNL/Mellon Capital Management Technology Sector
         Fund, JNL/Mellon Capital Management Pharmaceutical/Healthcare Sector
         Fund, JNL/Mellon Capital Management Financial Sector Fund, JNL/Mellon
         Capital Management Energy Sector Fund, JNL/Mellon Capital Management
         Consumer Brands Fund, JNL/Mellon Capital Management Communications
         Sector Fund,

the management fees payable to JNAM are:

          RATES AFTER THE CHANGE IN SUB-ADVISER                     RATES BEFORE THE CHANGE IN SUB-ADVISER
          -------------------------------------                     --------------------------------------
              NET ASSETS                       RATE                     NET ASSETS                       RATE
              ----------                       ----                     ----------                       ----
$0 to $50 million                              .37%        $0 to $500 million                            .52%
$50 million to $100 million                    .31%        $500 to $1 billion                            .47%
Over $100 million                              .28%        Over $1 billion                               .42%

          As compensation for its services, the Sub-Adviser receives a fee from JNAM computed separately for each Relevant Fund. The fee for each Relevant Fund is stated as an annual percentage of the current value of the net assets of the Relevant Fund and is accrued daily and payable monthly. The following is a schedule of the sub-advisory fees that JNAM was obligated to pay Curian under the Curian Sub-Advisory Agreements and is obligated to pay Mellon under the Mellon Sub-Advisory Agreements for the Relevant Funds. THESE FEES ARE PAID BY
THE ADVISER OUT OF THE ADVISORY FEE IT RECEIVES FOR THE FUNDS AND ARE NOT
ADDITIONAL CHARGES TO THE RELEVANT FUNDS.

For the following Relevant Fund:

         JNL SERIES TRUST:  JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund,
         -----------------

the advisory fees payable to the Sub-Adviser are:

           RATES AFTER THE CHANGE IN SUB-ADVISER                      RATES BEFORE THE CHANGE IN SUB-ADVISER
           -------------------------------------                      --------------------------------------
               NET ASSETS                        RATE                       NET ASSETS                      RATE
               ----------                        ----                       ----------                      ----
$0 to $50 million                                .25%        $0 to $25 million                             .315%
Over $50 million                                 .20%        Over $25 million                               .27%

For the following Relevant Funds:

         JNL SERIES TRUST:  JNL/Mellon  Capital  Management S&P 500 Index Fund,  JNL/Mellon  Capital Management S&P
         -----------------
         400 MidCap Index Fund, JNL/Mellon Capital Management Small Cap Index Fund,

the advisory fees payable to the Sub-Adviser are:

           RATES AFTER THE CHANGE IN SUB-ADVISER                      RATES BEFORE THE CHANGE IN SUB-ADVISER
           -------------------------------------                      --------------------------------------
               NET ASSETS                        RATE                       NET ASSETS                      RATE
               ----------                        ----                       ----------                      ----
$0 to $50 million                                .12%        $0 to $50 million                             .108%
$50 to 100 million                               .06%        $50 to 100 million                            .054%
Over $100 million                                .03%        Over $100 million                             .018%

For the following Relevant Funds:

         JNL VARIABLE FUND LLC: JNL/Mellon Capital Management The DowSM 10 Fund,
         ---------------------
         JNL/Mellon Capital Management The S&P(R) 10 Fund, JNL/Mellon Capital
         Management Global 15 Fund, JNL/Mellon Capital Management 25 Fund,
         JNL/Mellon Capital Management Select Small-Cap Fund,

         JNL VARIABLE FUND III LLC:  JNL/Mellon Capital Management The DowSM 10 Fund,
         -------------------------

         JNL VARIABLE FUND V LLC: JNL/Mellon Capital Management The DowSM 10 Fund,
         ------------------------

         JNLNY VARIABLE FUND I LLC: JNL/Mellon Capital Management The DowSM 10
         -------------------------
         Fund, JNL/Mellon Capital Management The S&P(R) 10 Fund, JNL/Mellon
         Capital Management Global 15 Fund, JNL/Mellon Capital Management 25
         Fund, JNL/Mellon Capital Management Select Small-Cap Fund,

the advisory fees payable to the Sub-Adviser are:

           RATES AFTER THE CHANGE IN SUB-ADVISER                      RATES BEFORE THE CHANGE IN SUB-ADVISER
           -------------------------------------                      --------------------------------------
               NET ASSETS                        RATE                       NET ASSETS                      RATE
               ----------                        ----                       ----------                      ----
$0 to $50 million                                .12%        All assets                                     .18%
$50 to 100 million                               .06%
Over $100 million                                .03%

For the following Relevant Funds:

         JNL VARIABLE FUND LLC: JNL/Mellon Capital Management Technology Sector
         Fund, JNL/Mellon Capital Management Pharmaceutical/Healthcare Sector
         Fund, JNL/Mellon Capital Management Financial Sector Fund, JNL/Mellon
         Capital Management Energy Sector Fund, JNL/Mellon Capital Management
         Consumer Brands Fund, JNL/Mellon Capital Management Communications
         Sector Fund,

the advisory fees payable to the Sub-Adviser are:

           RATES AFTER THE CHANGE IN SUB-ADVISER                      RATES BEFORE THE CHANGE IN SUB-ADVISER
           -------------------------------------                      --------------------------------------
               NET ASSETS                        RATE                       NET ASSETS                      RATE
               ----------                        ----                       ----------                      ----
$0 to $50 million                                .12%        $0 to $500 million                            .315%
$50 to 100 million                               .06%        $500 million to $1 billion                    .270%
Over $100 million                                .03%        Over $1 billion                               .225%

         The following table sets forth (i) the aggregate amount of management fees paid by each Relevant Fund of the Trust to JNAM for the period ended
December 31, 2003; (2) the aggregate amount of management fees that each Fund would have paid JNAM for the period ended December 31, 2003, if the reduction in management fee being made in connection with the adoption of the Mellon Trust
Sub-Advisory Agreement had been in effect throughout that year; and (3) the difference between the amounts of management fees under (1) as compared to (2) stated as a percentage of the amount under (1). JNAM only reduced fees for the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund. The table does not reflect differences in the amounts of management fees because for the other
Relevant Funds because they were not reduced.

----------------------------------------------- ----------------------- ---------------------- -----------------------
                                                         (1)                     (2)                    (3)
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
                  Fund Name                         Actual Fees(1)         Pro forma fees        Difference between
                                                                                                (1) and (2), as a %
                                                                                                       of (1)
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management Enhanced S&P              421,445                275,903                   35%
500 Stock Index Fund
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management S&P 500 Index             481,053                481,053                    0%
Fund
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management S&P 400 MidCap            176,752                176,752                    0%
Index Fund
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management Small Cap Index           193,533                193,533                    0%
Fund
----------------------------------------------- ----------------------- ---------------------- -----------------------

(1) The management fees for the Funds were reduced by 20 bps effective December
15, 2003, when a 20 bps distribution/service (Rule 12b-1 fee) went into effect for the Funds' Class A shares. If that reduction had been in effect throughout
2003, the management fees shown in column (1) would have been $302,433 for the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund, $289,347 for the JNL/Mellon Capital Management S&P 500 Index Fund, $106,943 for the
JNL/Mellon Capital Management S&P 400 MidCap Index Fund, and $116,388 for the
JNL/Mellon Capital Management Small Cap Index Fund.

         The following table sets forth (i) the aggregate amount of management fees paid by each Relevant Fund of the JNL Variable Funds to JNAM for the period ended December 31, 2003; (2) the aggregate amount of management fees that each Fund would have paid JNAM for the period ended December 31, 2003, if the reduction in management fee being made in connection with the adoption of the Mellon VF Sub-Advisory Agreement had been in effect throughout that year; and
(3) the difference between the amounts of management fees under (1) as compared to (2) stated as a percentage of the amount under (1).

----------------------------------------------- ----------------------- ---------------------- -----------------------
                                                         (1)                     (2)                    (3)
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
                  Fund Name                         Actual Fees(1)         Pro forma fees        Difference between
                                                                                                (1) and (2), as a %
                                                                                                       of (1)
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL VARIABLE FUND LLC
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management The DowSM 10               815,147               420,803                    48%
Fund
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management The S&P(R)10 Fund          520,534               285,497                    45%
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management Global 15 Fund             443,463               248,047                    44%
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management 25 Fund                    503,164               277,669                    45%
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management Select                     548,852               299,864                    45%
Small-Cap Fund
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management Technology                 130,244                65,316                    50%
Sector Fund
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management                            150,755                75,568                    50%
Pharmaceutical/Healthcare Sector Fund
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management Financial                  112,820                56,589                    50%
Sector Fund
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management Energy Sector               55,619                27,906                    50%
Fund
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management Consumer Brands             71,549                35,856                    50%
Fund
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management Communications              50,405                25,284                    50%
Sector Fund
----------------------------------------------- ----------------------- ---------------------- -----------------------

----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL VARIABLE FUND III LLC
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management The DowSM 10                16,776                 9,823                    41%
Fund
----------------------------------------------- ----------------------- ---------------------- -----------------------

----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL VARIABLE FUND V LLC
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management The DowSM 10                27,996                16,224                    42%
Fund
----------------------------------------------- ----------------------- ---------------------- -----------------------

----------------------------------------------- ----------------------- ---------------------- -----------------------
JNLNY VARIABLE FUND I LLC

----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management The DowSM 10                22,849                13,453                    41%
Fund
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management The S&P(R)10 Fund           26,444                15,527                    41%
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management Global 15 Fund               3,019                 1,793                    41%
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management 25 Fund                     21,221                12,481                    41%
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management Select                      18,044                10,617                    41%
Small-Cap Fund
----------------------------------------------- ----------------------- ---------------------- -----------------------

(1) The management fees for the Funds were reduced by 20 bps effective December
15, 2003, when a 20 bps distribution/service (Rule 12b-1 fee) went into effect for the Funds' Class A shares. If that reduction had been in effect throughout
2003, the management fees shown in column (1) would have been, for the JNL
Variable Fund LLC: $554,091 for the JNL/Mellon Capital Management The DowSM 10
Fund, $354,399 for the JNL/Mellon Capital Management The S&P(R) 10 Fund,
$302,453 for the JNL/Mellon Capital Management Global 15 Fund, $343,541 for the
JNL/Mellon Capital Management 25 Fund, $374,328 for the JNL/Mellon Capital
Management Select Small-Cap Fund, $91,795 for the JNL/Mellon Capital Management
Technology Sector Fund, $106,204 for the JNL/Mellon Capital Management
Pharmaceutical/Healthcare Sector Fund, $79,530 for the JNL/Mellon Capital
Management Financial Sector Fund, $39,219 for the JNL/Mellon Capital Management
Energy Sector Fund, $50,392 for the JNL/Mellon Capital Management Consumer
Brands Fund, and $35,534 for the JNL/Mellon Capital Management Communications
Sector Fund; for the JNL Variable Fund III LLC: $11,415 for the JNL/Mellon
Capital Management The DowSM 10 Fund; for the JNL Variable Fund V LLC: $18,855 for the JNL/Mellon Capital Management The DowSM 10 Fund; and for the JNLNY
Variable Fund I LLC: $15,635 for the JNL/Mellon Capital Management The DowSM 10
Fund, $18,044 for the JNL/Mellon Capital Management The S&P(R) 10 Fund, $2,084 for the JNL/Mellon Capital Management Global 15 Fund, $14,505 for the JNL/Mellon
Capital Management 25 Fund, $12,339 for the JNL/Mellon Capital Management
Small-Cap Fund.

         The following table sets forth (1) the aggregate amount of sub-advisory fees paid by JNAM to each Relevant Fund's sub-adviser (i.e., Curian and its predecessor) for the period ended December 31, 2003; (2) the aggregate amount of sub-advisory fees that JNAM would have paid the Relevant Fund's sub-adviser for the period ended December 31, 2003, if the reduced sub-advisory fee rates under the Mellon Sub-Advisory Agreements had been in effect throughout that year; and
(3) the difference between the amounts of management fees under (1) as compared to (2) stated as a percentage of the amount under (1). While the sub-advisory fees paid by JNAM for three of the Relevant Funds are being increased, this will not affect the amount paid by those Funds of the Trust, because JNAM is not raising the management fee for those Funds.

----------------------------------------------- ----------------------- ---------------------- -----------------------
                                                         (1)                     (2)                    (3)
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
                  Fund Name                          Actual Fees           Pro forma fees        Difference between
                                                                                                (1) and (2), as a %
                                                                                                       of (1)
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL SERIES TRUST
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management Enhanced S&P             178,507                136,513                    24%
500 Stock Index Fund
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management S&P 500 Index             82,162                 89,865                    -9%
Fund
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management S&P 400 MidCap            41,287                 44,252                    -7%
Index Fund
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management Small Cap Index           45,905                 48,161                    -5%
Fund
----------------------------------------------- ----------------------- ---------------------- -----------------------

----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL VARIABLE FUND LLC
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management The DowSM 10              255,678                 98,658                   61%
Fund
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management The S&P(R)10 Fund         163,456                 79,451                   51%
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management Global 15 Fund            139,427                 72,203                   48%
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management 25 Fund                   158,319                 77,936                   51%
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management Select                    172,561                 82,232                   52%
Small-Cap Fund
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management Technology                 61,457                 21,183                   66%
Sector Fund
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management                            71,115                 24,509                   66%
Pharmaceutical/Healthcare Sector Fund
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management Financial                  53,243                 18,353                   66%
Sector Fund
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management Energy Sector              26,253                  9,051                   66%
Fund
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management Consumer Brands            33,746                 11,629                   66%
Fund
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management Communications             23,789                  8,200                   66%
Sector Fund
----------------------------------------------- ----------------------- ---------------------- -----------------------

----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL VARIABLE FUND III LLC
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management The DowSM 10                5,310                  3,186                   40%
Fund
----------------------------------------------- ----------------------- ---------------------- -----------------------

----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL VARIABLE FUND V LLC
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management The DowSM 10                8,770                  5,262                   40%
Fund
----------------------------------------------- ----------------------- ---------------------- -----------------------

----------------------------------------------- ----------------------- ---------------------- -----------------------
JNLNY VARIABLE FUND I LLC

----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management The DowSM 10                7,201                  4,363                   39%
Fund
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management The S&P(R)10 Fund           8,317                  5,036                   39%
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management Global 15 Fund                957                    582                   39%
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management 25 Fund                     6,683                  4,048                   39%
----------------------------------------------- ----------------------- ---------------------- -----------------------
----------------------------------------------- ----------------------- ---------------------- -----------------------
JNL/Mellon Capital Management Select                      5,684                  3,443                   39%
Small-Cap Fund
----------------------------------------------- ----------------------- ---------------------- -----------------------

         The following table shows the fees and expenses of the Relevant Funds of the Trust before and after the change in sub-adviser. Because JNAM is reducing its management fees for the JNL/Mellon Capital Management Enhanced S&P
500 Stock Index Fund in connection with the change of sub-adviser, beginning
February 18, 2004, the expenses of that Fund will be less than they would have been absent that change.

                         ANNUAL FUND OPERATING EXPENSES
                  (as a percentage of average daily net assets)

                                 CLASS A SHARES

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
                                                      Dist./Service       Admin.
                                        Mgt. Fee      (12b-1 Fee)          Fee           Other Exp.         Total
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management
Enhanced S&P 500 Stock Index Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.54%            0.20%           0.10%            0.02%           0.86%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.49%            0.20%           0.10%            0.02%           0.81%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management S&P
500 Index Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.29%            0.20%           0.10%            0.01%           0.60%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.29%            0.20%           0.10%            0.01%           0.60%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management S&P
400 MidCap Index Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.29%            0.20%           0.10%            0.01%           0.60%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.29%            0.20%           0.10%            0.01%           0.60%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management
Small Cap Index Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.29%            0.20%           0.10%            0.01%           0.60%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.29%            0.20%           0.10%            0.01%           0.60%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

                                 CLASS B SHARES

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
                                                      Dist./Service       Admin.
                                        Mgt. Fee      (12b-1 Fee)          Fee           Other Exp.         Total
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management
Enhanced S&P 500 Stock Index Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.54%               0%           0.10%            0.02%           0.66%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.49%               0%           0.10%            0.02%           0.61%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management S&P
500 Index Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.29%               0%           0.10%            0.01%           0.40%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.29%               0%           0.10%            0.01%           0.40%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management S&P
400 MidCap Index Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.29%               0%           0.10%            0.01%           0.40%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.29%               0%           0.10%            0.01%           0.40%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management
Small Cap Index Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.29%               0%           0.10%            0.01%           0.40%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.29%               0%           0.10%            0.01%           0.40%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
---------------------------
The fees and expenses before the change in sub-adviser are based on each
Relevant Fund's actual expenses for the fiscal year ended December 31, 2003, adjusted to reflect a 20 bps reduction in the Management Fee and the adoption of a 20 bps Distribution/Service (12b-1) fee applicable to Class A shares only, both of which were effective December 15, 2003. Class B expenses shown are based on the actual expenses of the Class A shares, adjusted as indicated above, because Class B shares were not offered until March 8, 2004.

         The following table shows the fees and expenses of the Relevant Funds of the JNL Variable Funds before and after the change in sub-adviser. Because
JNAM is reducing its management fees for the Relevant Funds in connection with the change of sub-adviser, beginning February 18, 2004, the expenses of the Relevant Funds will be less than they would have been absent that change.

                         ANNUAL FUND OPERATING EXPENSES
                  (as a percentage of average daily net assets)

                                 CLASS A SHARES

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
                                                      Dist./Service       Admin.
                                        Mgt. Fee      (12b-1 Fee)          Fee           Other Exp.         Total
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL VARIABLE FUND LLC
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management The
DowSM 10 Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.43%            0.20%           0.15%            0.01%           0.79%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.33%            0.20%           0.15%            0.01%           0.69%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management The
S&P(R) 10 Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.43%            0.20%           0.15%            0.01%           0.79%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.35%            0.20%           0.15%            0.01%           0.71%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management
Global 15 Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.43%            0.20%           0.20%            0.01%           0.84%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.35%            0.20%           0.20%            0.01%           0.76%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management 25
Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.43%            0.20%           0.15%            0.01%           0.79%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.35%            0.20%           0.15%            0.01%           0.71%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management
Select Small-Cap Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.43%            0.20%           0.15%            0.01%           0.79%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.34%            0.20%           0.15%            0.01%           0.70%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management
Technology Sector Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.52%            0.20%           0.15%            0.01%           0.88%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.37%            0.20%           0.15%            0.01%           0.73%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management
Pharmaceutical/Healthcare Sector
Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.52%            0.20%           0.15%            0.02%           0.89%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.37%            0.20%           0.15%            0.02%           0.74%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management
Financial Sector Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.52%            0.20%           0.15%            0.01%           0.88%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.37%            0.20%           0.15%            0.01%           0.73%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management
Energy Sector Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.52%            0.20%           0.15%            0.02%           0.89%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.37%            0.20%           0.15%            0.02%           0.74%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management
Consumer Brands Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.52%            0.20%           0.15%            0.02%           0.89%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.37%            0.20%           0.15%            0.02%           0.74%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management
Communications Sector Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.52%            0.20%           0.15%            0.01%           0.88%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.37%            0.20%           0.15%            0.01%           0.73%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL VARIABLE FUND III
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management The
DowSM 10 Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.43%            0.20%           0.15%            0.01%           0.79%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.37%            0.20%           0.15%            0.01%           0.73%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL VARIABLE FUND V
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management The
DowSM 10 Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.43%            0.20%           0.15%            0.02%           0.80%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.37%            0.20%           0.15%            0.02%           0.74%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNLNY VARIABLE FUND I LLC
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management The
DowSM 10 Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.43%            0.20%           0.15%            0.01%           0.79%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.37%            0.20%           0.15%            0.01%           0.73%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management The
S&P(R) 10 Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.43%            0.20%           0.15%            0.01%           0.79%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.37%            0.20%           0.15%            0.01%           0.73%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management
Global 15 Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.43%            0.20%           0.20%            0.01%           0.84%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.37%            0.20%           0.20%            0.01%           0.78%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management 25
Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.43%            0.20%           0.15%            0.01%           0.79%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.37%            0.20%           0.15%            0.01%           0.73%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management
Select Small-Cap Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.43%            0.20%           0.15%            0.01%           0.79%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.37%            0.20%           0.15%            0.01%           0.73%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

                                 CLASS B SHARES

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
                                                      Dist./Service       Admin.
                                        Mgt. Fee      (12b-1 Fee)          Fee           Other Exp.         Total
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL VARIABLE FUND LLC
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management The
DowSM 10 Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.43%               0%           0.15%            0.01%           0.59%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.33%               0%           0.15%            0.01%           0.49%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management The
S&P(R) 10 Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.43%               0%           0.15%            0.01%           0.59%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.35%               0%           0.15%            0.01%           0.51%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management
Global 15 Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.43%               0%           0.20%            0.01%           0.64%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.35%               0%           0.20%            0.01%           0.56%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management 25
Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.43%               0%           0.15%            0.01%           0.59%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.35%               0%           0.15%            0.01%           0.51%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management
Select Small-Cap Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.43%               0%           0.15%            0.01%           0.59%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.34%               0%           0.15%            0.01%           0.50%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management
Technology Sector Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.52%               0%           0.15%            0.01%           0.68%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.37%               0%           0.15%            0.01%           0.53%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management
Pharmaceutical/Healthcare Sector
Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.52%               0%           0.15%            0.02%           0.69%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.37%               0%           0.15%            0.02%           0.54%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management
Financial Sector Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.52%               0%           0.15%            0.01%           0.68%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.37%               0%           0.15%            0.01%           0.53%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management
Energy Sector Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.52%               0%           0.15%            0.02%           0.69%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.37%               0%           0.15%            0.02%           0.54%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management
Consumer Brands Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.52%               0%           0.15%            0.02%           0.69%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.37%               0%           0.15%            0.02%           0.54%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management
Communications Sector Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.52%               0%           0.15%            0.01%           0.68%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.37%               0%           0.15%            0.01%           0.53%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL VARIABLE FUND III
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management The
DowSM 10 Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.43%               0%           0.15%            0.01%           0.59%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.37%               0%           0.15%            0.01%           0.53%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL VARIABLE FUND V
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management The
DowSM 10 Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.43%               0%           0.15%            0.02%           0.60%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.37%               0%           0.15%            0.02%           0.54%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNLNY VARIABLE FUND I LLC
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management The
DowSM 10 Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.43%               0%           0.15%            0.01%           0.59%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.37%               0%           0.15%            0.01%           0.53%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management The
S&P(R) 10 Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.43%               0%           0.15%            0.01%           0.59%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.37%               0%           0.15%            0.01%           0.53%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management
Global 15 Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.43%               0%           0.20%            0.01%           0.64%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.37%               0%           0.20%            0.01%           0.58%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management 25
Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.43%               0%           0.15%            0.01%           0.59%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.37%               0%           0.15%            0.01%           0.53%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------

------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
JNL/Mellon Capital Management
Select Small-Cap Fund
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-Before Change                            0.43%               0%           0.15%            0.01%           0.59%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
-After Change                             0.37%               0%           0.15%            0.01%           0.53%
------------------------------------ --------------- ---------------- --------------- ---------------- ---------------
---------------------------------
The fees and expenses before the change in sub-adviser are based on each
Relevant Fund's actual expenses for the fiscal year ended December 31, 2003, adjusted to reflect a 20 bps reduction in the Management Fee and the adoption of a 20 bps Distribution/Service (12b-1) fee applicable to Class A shares only, both of which were effective December 15, 2003. Class B expenses shown are based on the actual expenses of the Class A shares, adjusted as indicated above, because Class B shares were not offered until March 8, 2004.

          EXAMPLES: The following Examples illustrate the expenses of investing in the Relevant Funds. The Examples assume that the shareholder invests $10,000 in each of the Relevant Funds for the time periods indicated and then redeems all of the shares at the end of those periods. The Examples also assume that a shareholder's investment has a 5% return each year and that such Relevant Fund's operating expense levels remain the same as set forth in the corresponding expense table above. The first column is based on the management fee in effect prior to the change in sub-adviser; the second column is based on the management fee in effect after the change in sub-adviser. Although a shareholder's actual costs may be higher or lower, based on these assumptions the shareholder's costs would be:

JNL SERIES TRUST

                          JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND

                                                  PRIOR TO CHANGE IN                      AFTER CHANGE IN
            CLASS A SHARES                            SUB-ADVISER                            SUB-ADVISER
            --------------                            -----------                            -----------

1 Year                                                      88                                     83
3 Years                                                    274                                    259
5 Years                                                    477                                    450
10 Years                                                 1,061                                  1,002

            CLASS B SHARES
            --------------
1 Year                                                      67                                     62
3 Years                                                    211                                    195
5 Years                                                    368                                    340
10 Years                                                   822                                    762

                              JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND
                           JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND
                             JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND

                                                  PRIOR TO CHANGE IN                      AFTER CHANGE IN
            CLASS A SHARES                            SUB-ADVISER                            SUB-ADVISER
            --------------                            -----------                            -----------
1 Year                                                      61                                     61
3 Years                                                    192                                    192
5 Years                                                    335                                    335
10 Years                                                   750                                    750

            CLASS B SHARES
            --------------
1 Year                                                      41                                     41
3 Years                                                    128                                    128
5 Years                                                    224                                    224
10 Years                                                   505                                    505


JNL VARIABLE FUND LLC

                            JNL/MELLON CAPITAL MANAGEMENT THE DOWSM 10 FUND

                                                  PRIOR TO CHANGE IN                      AFTER CHANGE IN
            CLASS A SHARES                            SUB-ADVISER                            SUB-ADVISER
            --------------                            -----------                            -----------
1 Year                                                       81                                    70
3 Years                                                     252                                   221
5 Years                                                     439                                   384
10 Years                                                    978                                   859

            CLASS B SHARES
            --------------
1 Year                                                       60                                    50
3 Years                                                     189                                   157
5 Years                                                     329                                   274
10 Years                                                    738                                   616

                          JNL/MELLON CAPITAL MANAGEMENT THE S&P(R) 10 FUND
                               JNL/MELLON CAPITAL MANAGEMENT 25 FUND

                                                  PRIOR TO CHANGE IN                      AFTER CHANGE IN
            CLASS A SHARES                            SUB-ADVISER                            SUB-ADVISER
            --------------                            -----------                            -----------
1 Year                                                       81                                    73
3 Years                                                     252                                   227
5 Years                                                     439                                   395
10 Years                                                    978                                   883

            CLASS B SHARES
            --------------
1 Year                                                       60                                    52
3 Years                                                     189                                   164
5 Years                                                     329                                   285
10 Years                                                    738                                   640


                           JNL/MELLON CAPITAL MANAGEMENT GLOBAL 15 FUND

                                                  PRIOR TO CHANGE IN                      AFTER CHANGE IN
            CLASS A SHARES                            SUB-ADVISER                            SUB-ADVISER
            --------------                            -----------                            -----------
1 Year                                                       86                                    78
3 Years                                                     268                                   243
5 Years                                                     466                                   422
10 Years                                                  1,037                                   942

            CLASS B SHARES
            --------------
1 Year                                                       65                                    57
3 Years                                                     205                                   179
5 Years                                                     357                                   313
10 Years                                                    798                                   701



               JNL/MELLON CAPITAL MANAGEMENT SELECT SMALL-CAP FUND

                                                  PRIOR TO CHANGE IN                      AFTER CHANGE IN
            CLASS A SHARES                            SUB-ADVISER                            SUB-ADVISER
            --------------                            -----------                            -----------
1 Year                                                       81                                    72
3 Years                                                     252                                   224
5 Years                                                     439                                   390
10 Years                                                    978                                   871

            CLASS B SHARES
            --------------
1 Year                                                       60                                    51
3 Years                                                     189                                   160
5 Years                                                     329                                   280
10 Years                                                    738                                   628


            JNL/MELLON CAPITAL MANAGEMENT COMMUNICATIONS SECTOR FUND
               JNL/MELLON CAPITAL MANAGEMENT FINANCIAL SECTOR FUND
              JNL/MELLON CAPITAL MANAGEMENT TECHNOLOGY SECTOR FUND

                                                  PRIOR TO CHANGE IN                      AFTER CHANGE IN
            CLASS A SHARES                            SUB-ADVISER                            SUB-ADVISER
            --------------                            -----------                            -----------
1 Year                                                       90                                    75
3 Years                                                     281                                   233
5 Years                                                     488                                   406
10 Years                                                  1,084                                   906

            CLASS B SHARES
            --------------
1 Year                                                       69                                    54
3 Years                                                     218                                   170
5 Years                                                     379                                   296
10 Years                                                    847                                   665

               JNL/MELLON CAPITAL MANAGEMENT CONSUMER BRANDS FUND
                JNL/MELLON CAPITAL MANAGEMENT ENERGY SECTOR FUND
       JNL/MELLON CAPITAL MANAGEMENT PHARMACEUTICAL/HEALTHCARE SECTOR FUND

                                                  PRIOR TO CHANGE IN                      AFTER CHANGE IN
            CLASS A SHARES                            SUB-ADVISER                            SUB-ADVISER
            --------------                            -----------                            -----------
1 Year                                                       91                                    76
3 Years                                                     284                                   237
5 Years                                                     493                                   411
10 Years                                                  1,096                                   918

            CLASS B SHARES
            --------------
1 Year                                                       70                                    55
3 Years                                                     221                                   173
5 Years                                                     384                                   302
10 Years                                                    859                                   677


JNL VARIABLE FUND III LLC

                 JNL/MELLON CAPITAL MANAGEMENT THE DOWSM 10 FUND

                                                  PRIOR TO CHANGE IN                      AFTER CHANGE IN
            CLASS A SHARES                            SUB-ADVISER                            SUB-ADVISER
            --------------                            -----------                            -----------
1 Year                                                       81                                    75
3 Years                                                     252                                   233
5 Years                                                     439                                   406
10 Years                                                    978                                   906

            CLASS B SHARES
            --------------
1 Year                                                       60                                    54
3 Years                                                     189                                   170
5 Years                                                     329                                   296
10 Years                                                    738                                   665


JNL VARIABLE FUND V LLC

                 JNL/MELLON CAPITAL MANAGEMENT THE DOWSM 10 FUND

                                                  PRIOR TO CHANGE IN                      AFTER CHANGE IN
            CLASS A SHARES                            SUB-ADVISER                            SUB-ADVISER
            --------------                            -----------                            -----------
1 Year                                                       82                                    76
3 Years                                                     255                                   237
5 Years                                                     444                                   411
10 Years                                                    990                                   918

            CLASS B SHARES
            --------------
1 Year                                                       61                                    55
3 Years                                                     192                                   173
5 Years                                                     335                                   302
10 Years                                                    750                                   677

JNLNY VARIABLE FUND I LLC

                 JNL/MELLON CAPITAL MANAGEMENT THE DOWSM 10 FUND
                JNL/MELLON CAPITAL MANAGEMENT THE S&P(R) 10 FUND
                      JNL/MELLON CAPITAL MANAGEMENT 25 FUND
               JNL/MELLON CAPITAL MANAGEMENT SELECT SMALL-CAP FUND

                                                  PRIOR TO CHANGE IN                      AFTER CHANGE IN
            CLASS A SHARES                            SUB-ADVISER                            SUB-ADVISER
            --------------                            -----------                            -----------
1 Year                                                       81                                    75
3 Years                                                     252                                   233
5 Years                                                     439                                   406
10 Years                                                    978                                   906

            CLASS B SHARES
            --------------
1 Year                                                       60                                    54
3 Years                                                     189                                   170
5 Years                                                     329                                   296
10 Years                                                    738                                   665


                  JNL/MELLON CAPITAL MANAGEMENT GLOBAL 15 FUND

                                                  PRIOR TO CHANGE IN                      AFTER CHANGE IN
            CLASS A SHARES                            SUB-ADVISER                            SUB-ADVISER
            --------------                            -----------                            -----------
1 Year                                                       86                                    80
3 Years                                                     268                                   249
5 Years                                                     466                                   433
10 Years                                                  1,037                                   966

            CLASS B SHARES
            --------------
1 Year                                                       65                                    59
3 Years                                                     205                                   186
5 Years                                                     357                                   324
10 Years                                                    798                                   726


          THE EXAMPLES SET FORTH ABOVE ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RETURN OF SHARES OF THE RELEVANT FUNDS; ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of these tables is to assist shareholders in understanding the expenses a shareholder in the Relevant Funds will bear. Please note, however, that the variable contracts issued by Jackson National Life and Jackson National NY provide for charges, including sales charges, not reflected in the above tables.

D. EVALUATION BY THE BOARD OF TRUSTEES AND THE BOARD OF MANAGERS

          At a meeting on February 12, 2004, the Board, including a majority of the Disinterested Trustees/Managers, unanimously approved a change in sub-adviser of the Relevant Funds from Curian to Mellon after determining that the change in sub-adviser was in the best interests of the Relevant Funds and their shareholders. At that meeting, the Board approved the new Mellon Trust Sub-Advisory Agreement (which amended and restated an existing Sub-Advisory Agreement with Mellon to add the Relevant Funds) and approved the new Mellon VF Sub-Advisory Agreement. In determining to approve the Agreements, the Board considered information provided by Mellon, as well as information and analysis provided by JNAM with respect to Mellon. Specifically, the types of information considered by the Board in determining approval of the amendment of the sub-advisory agreement was in the best interests of the Funds and their shareholders were the following:

     o    The  Board  was  presented  with  information,   prepared  by  Mellon,
          describing its investment philosophies and processes, its best execution policies, the security selection criteria employed, and the personnel to be involved in managing the Relevant Funds, indicating it would adhere to the investment philosophy and security selection criteria for the Funds and would devote adequate personnel resources to the Funds.

     o With respect to the Relevant Funds of the Trust, the Board was presented with historical performance data, prepared by Mellon, reflecting the performance of portfolios advised by Mellon having investment objectives similar to the Funds and comparing that performance to benchmark indices, indicating the investment performance of those portfolios was within reasonable expectations. The Board also considered Mellon's past performance on other Funds managed by Mellon.

     o With respect to the Relevant Funds of the Trust, the Board was presented with an analysis, prepared by JNAM, comparing Mellon's fees with the sub-advisory fees of underlying funds of variable annuity products having similar investment objectives, indicating the fees to be paid Mellon under the agreement were reasonable in relation to sub-advisory fees of other underlying funds of variable annuities having similar investment objectives.

     o With respect to the Relevant Funds of the JNL Variable Funds, the Board was presented with an analysis, prepared by JNAM, comparing the sub-advisory fees charged by Mellon with respect to other investment advisory clients pursuing investment strategies similar to those of the Relevant Funds, indicating the fees proposed to be paid Mellon under the sub-advisory agreement were comparable with those paid by other funds for similar services, and lower than the Relevant Funds' current sub-advisory fee rates. The Board was also told that JNAM would correspondingly reduce the Relevant Funds' management fees, so that Contract owners would benefit from the fee reductions.

     o With respect to the Relevant Funds of the JNL Variable Funds, the Board was presented with historical performance data, prepared by Mellon, reflecting the hypothetical performance of the investment strategies pursued by the Funds and comparing that performance to benchmark indices, indicating the performance of those hypothetical portfolios were within reasonable expectations.

     o The Board considered Mellon's positive compliance history and was provided copies of Mellon's Code of Ethics, Mellon's Statement of Policy on Brokerage Practices, Mellon's Statement of Policy on Allocation of Transactions Among Clients, and Mellon's Proxy Voting Policies and Procedures.

E. OWNERSHIP OF THE TRUST AND JNL VARIABLE FUNDS

         For information regarding the shareholders and ownership of the Relevant Funds, see "ADDITIONAL INFORMATION" below.

F. BROKERAGE TRANSACTIONS

         A description of the portfolio brokerage policies applicable to the Relevant Funds and information concerning commissions paid to affiliated brokers is set forth under "ADDITIONAL INFORMATION" below.

G. OTHER INVESTMENT COMPANIES ADVISED BY MELLON

         Mellon currently acts as adviser or sub-adviser to the following other registered investment companies having similar investment objectives and policies to those of the Relevant Funds. The size of each of these funds and the rate of Mellon's compensation for each fund as of 2/29/04 are as follows:

---------------------------------------------------------- ----------------------------- ----------------------------
Dreyfus Global Management Ltd.                             Indexing                      $111 million
---------------------------------------------------------- ----------------------------- ----------------------------
---------------------------------------------------------- ----------------------------- ----------------------------
Mellon Global Management Ltd.                              Indexing                      $125 million USD
---------------------------------------------------------- ----------------------------- ----------------------------
---------------------------------------------------------- ----------------------------- ----------------------------
Vantagepoint Investment Advisors, LLC                      Asset Allocation and          $2,669 million
                                                           Indexing
---------------------------------------------------------- ----------------------------- ----------------------------

                             ADDITIONAL INFORMATION

OWNERSHIP OF THE TRUST

         As of April 5, 2004, there were issued and outstanding the following number of shares for each Relevant Fund:

----------------------------------------------------------------------------- ----------------------------------------
                                    Fund                                                Shares Outstanding
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund                           20,871,228.804
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------
JNL/Mellon Capital Management S&P 500 Index Fund                                          23,260,253.677
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------
JNL/Mellon Capital Management S&P 400 MidCap Index Fund                                    9,320,740.755
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------
JNL/Mellon Capital Management Small Cap Index Fund                                         8,297,400.433
----------------------------------------------------------------------------- ----------------------------------------

         As of April 5, 2004, the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of any Relevant Fund.

         Because the shares of the Relevant Funds are sold only to Jackson
National Life, Jackson National Life of NY, certain Funds of the Trust organized as fund-of-funds, and certain qualified retirement plans, Jackson National Life, through its separate accounts which hold shares in the Trust as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Trust. In addition, Jackson National Life, through its general account, is the beneficial owner of shares in the S&P 500 Index Fund, representing an investment made for corporate purposes. Shares of certain
Relevant Funds are owned in part by the JNL/S&P Funds of the Trust, which are organized as "fund-of-funds" investing exclusively in other Funds of the Trust.

         As of April 5, 2004, the following persons beneficially owned more than 5% of the shares of the Relevant Funds indicated below:

----------------------------------------- ------------------------------- ---------------------- -------------------
FUND                                      NAME AND ADDRESS                 AMOUNT OF OWNERSHIP     PERCENTAGE OF
                                                                                                    SHARES OWNED
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 500
INDEX FUND
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Conservative Growth Fund I        Attn: Mark Nerud                        2,298,615.836           9.88%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Moderate Growth Fund I            Attn: Mark Nerud                        1,418,989.530           6.10%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/MELLON CAPITAL MANAGEMENT ENHANCED
S&P 50 STOCK INDEX FUND
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Aggressive Growth Fund I          Attn: Mark Nerud                        1,163,874.338           5.58%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Conservative Growth Fund I        Attn: Mark Nerud                        2,853,097.944          13.67%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Core Index 100 Fund               Attn: Mark Nerud                        1,244,461.673           5.96%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Equity Growth Fund I              Attn: Mark Nerud                        1,227,501.746           5.88%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Moderate Growth Fund I            Attn: Mark Nerud                        4,403,232.352          21.10%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------

         The S&P Funds noted above are Funds of the Trust. The address for the S&P Funds and Jackson National Life is 1 Corporate Way, Lansing, Michigan 48951.

         Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant Investment
Divisions. As noted above, Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts. To the knowledge of management of the Trust, as of April 5, 2004, the following person may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of any Relevant Fund: [To be updated with Definitive Filing.]

------------------------------- ---------------------------- ---------------------------- ----------------------------
             Fund                    Name and Address           Amount of Beneficial         Percentage of shares
                                                                      Interest                    outstanding
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------

OWNERSHIP OF THE JNL VARIABLE FUNDS

         As of April 5, 2004, the following persons beneficially owned more than 5% of the shares of the Relevant Funds indicated below:

---------------------------------------------------- ------------------------------ ------------------ ---------------
                       FUND                                NAME AND ADDRESS            AMOUNT OF       PERCENTAGE OF
                                                                                        OWNERSHIP       SHARES OWNED
---------------------------------------------------- ------------------------------ ------------------ ---------------
---------------------------------------------------- ------------------------------ ------------------ ---------------
JNL/MELLON CAPITAL MANAGEMENT TECHNOLOGY SECTOR
FUND
---------------------------------------------------- ------------------------------ ------------------ ---------------
---------------------------------------------------- ------------------------------ ------------------ ---------------
JNL/S&P Equity Growth Fund I                         Attn: Mark Nerud                  329,017.985         7.45%
                                                     225 W. Wacker Drive
                                                     Suite 1200
                                                     Chicago, IL 60606
---------------------------------------------------- ------------------------------ ------------------ ---------------
---------------------------------------------------- ------------------------------ ------------------ ---------------
JNL/MELLON CAPITAL MANAGEMENT
PHARMACEUTICAL/HEALTHCARE SECTOR FUND
---------------------------------------------------- ------------------------------ ------------------ ---------------
---------------------------------------------------- ------------------------------ ------------------ ---------------
JNL/S&P Aggressive Growth Fund I                     Attn: Mark Nerud                  162,847.142         5.51%
                                                     225 W. Wacker Drive
                                                     Suite 1200
                                                     Chicago, IL 60606
---------------------------------------------------- ------------------------------ ------------------ ---------------
---------------------------------------------------- ------------------------------ ------------------ ---------------
JNL/MELLON CAPITAL MANAGEMENT
PHARMACEUTICAL/HEALTHCARE SECTOR FUND
---------------------------------------------------- ------------------------------ ------------------ ---------------
---------------------------------------------------- ------------------------------ ------------------ ---------------
JNL/S&P Equity Growth Fund I                         Attn: Mark Nerud                  171,729.778         5.81%
                                                     225 W. Wacker Drive
                                                     Suite 1200
                                                     Chicago, IL 60606
---------------------------------------------------- ------------------------------ ------------------ ---------------
---------------------------------------------------- ------------------------------ ------------------ ---------------
JNL/MELLON CAPITAL MANAGEMENT ENERGY SECTOR FUND
---------------------------------------------------- ------------------------------ ------------------ ---------------
---------------------------------------------------- ------------------------------ ------------------ ---------------
JNL/S&P Aggressive Growth Fund I                     Attn: Mark Nerud                  124,354.099         9.26%
                                                     225 W. Wacker Drive
                                                     Suite 1200
                                                     Chicago, IL 60606
---------------------------------------------------- ------------------------------ ------------------ ---------------
---------------------------------------------------- ------------------------------ ------------------ ---------------
JNL/MELLON CAPITAL MANAGEMENT ENERGY SECTOR FUND
---------------------------------------------------- ------------------------------ ------------------ ---------------
---------------------------------------------------- ------------------------------ ------------------ ---------------
JNL/S&P Equity Growth Fund I                         Attn: Mark Nerud                  131,121.772         9.76%
                                                     225 W. Wacker Drive
                                                     Suite 1200
                                                     Chicago, IL 60606
---------------------------------------------------- ------------------------------ ------------------ ---------------
---------------------------------------------------- ------------------------------ ------------------ ---------------
JNL/MELLON CAPITAL MANAGEMENT CONSUMER BRANDS
SECTOR FUND
---------------------------------------------------- ------------------------------ ------------------ ---------------
---------------------------------------------------- ------------------------------ ------------------ ---------------
JNL/S&P Very Aggressive Growth Fund I                Attn: Mark Nerud                  61,000.086          5.05%
                                                     225 W. Wacker Drive
                                                     Suite 1200
                                                     Chicago, IL 60606
---------------------------------------------------- ------------------------------ ------------------ ---------------
---------------------------------------------------- ------------------------------ ------------------ ---------------
JNL/MELLON CAPITAL MANAGEMENT COMMUNICATIONS
SECTOR FUND
---------------------------------------------------- ------------------------------ ------------------ ---------------
---------------------------------------------------- ------------------------------ ------------------ ---------------
JNL/S&P Very Aggressive Growth Fund I                Attn: Mark Nerud                  146,630.563         5.10%
                                                     225 W. Wacker Drive
                                                     Suite 1200
                                                     Chicago, IL 60606
---------------------------------------------------- ------------------------------ ------------------ ---------------

         As of April 5, 2004, there were issued and outstanding the following number of shares for each Relevant Fund:


----------------------------------------------------------------------------- ----------------------------------------
                           JNL VARIABLE FUND LLC                                        Shares Outstanding
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------
JNL/Mellon Capital Management The DowSM 10 Fund                                             27,270,894.483
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------
JNL/Mellon Capital Management The S&P(R)10 Fund                                             21,526,984.578
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------
JNL/Mellon Capital Management Global 15 Fund                                                18,573,066.985
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------
JNL/Mellon Capital Management 25 Fund                                                       19,324,469.605
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------
JNL/Mellon Capital Management Select Small-Cap Fund                                         11,718,612.021
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------
JNL/Mellon Capital Management Technology Sector Fund                                         4,419,471.180
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------
JNL/Mellon Capital Management Pharmaceutical/Healthcare Sector Fund                          2,956,961.844
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------
JNL/Mellon Capital Management Financial Sector Fund                                          1,773,771.859
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------
JNL/Mellon Capital Management Energy Sector Fund                                             1,342,841.673
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------
JNL/Mellon Capital Management Consumer Brands Fund                                           1,207,013.643
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------
JNL/Mellon Capital Management Communications Sector Fund                                     2,874,122.602
----------------------------------------------------------------------------- ----------------------------------------

----------------------------------------------------------------------------- ----------------------------------------
                         JNL VARIABLE FUND III LLC                                      Shares Outstanding
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------
JNL/Mellon Capital Management The DowSM 10 Fund                                                390,075.913
----------------------------------------------------------------------------- ----------------------------------------

----------------------------------------------------------------------------- ----------------------------------------
                          JNL VARIABLE FUND V LLC                                       Shares Outstanding
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------
JNL/Mellon Capital Management The DowSM 10 Fund                                                422,668.850
----------------------------------------------------------------------------- ----------------------------------------

----------------------------------------------------------------------------- ----------------------------------------
                         JNLNY VARIABLE FUND I LLC                                      Shares Outstanding

----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------
JNL/Mellon Capital Management The DowSM 10 Fund                                                720,891.694
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------
JNL/Mellon Capital Management The S&P(R)10 Fund                                                978,357.631
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------
JNL/Mellon Capital Management Global 15 Fund                                                   165,487.608
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------
JNL/Mellon Capital Management 25 Fund                                                          605,986.430
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------
JNL/Mellon Capital Management Select Small-Cap Fund                                            339,903.538
----------------------------------------------------------------------------- ----------------------------------------

         As of April 5, 2004, the officers and Managers of the JNL Variable
Funds, as a group, owned less than 1% of the then outstanding shares of any Relevant Fund.

         Because the interests in the JNL Variable Funds are sold only to separate accounts of Jackson National Life or Jackson National Life NY to fund
Variable Contracts, each Relevant Fund has only one interest holder. The sole interest holder of each Relevant Fund of the JNL Variable Fund LLC, JNL Variable
Fund III LLC, and JNL Variable Fund V LLC is Jackson National Life. The sole interest holder of each Relevant Fund of the JNLNY Variable Fund I LLC is Jackson National Life Insurance Company of New York.

         Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant Investment
Divisions. As noted above, Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts. To the knowledge of management of the JNL Variable Funds, as of April 5, 2004, the following person may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of any Fund: [To be updated with Definitive Filing.]

------------------------------- ---------------------------- ---------------------------- ----------------------------
             Fund                    Name and Address           Amount of Beneficial         Percentage of shares
                                                                      Interest                    outstanding
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------

PORTFOLIO BROKERAGE

         Pursuant to the Sub-Advisory Agreements, the sub-advisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Funds with broker-dealers selected in their discretion. The sub-advisers are obliged to place orders for the purchase and sale of securities with the objective of obtaining the most favorable overall results for the Funds "best execution"), and each sub-adviser has adopted policies and procedures intended to assist it in fulfilling that obligation. In doing so, a Fund may pay higher commission rates than the lowest available when sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker-dealer effecting the transaction, as discussed below.

         The cost of securities transactions for each Fund consists not only of brokerage commissions (for transactions in exchange-traded equities and certain derivative instruments) or dealer or underwriter spreads for other types of securities, but also may include the market price impact of the Funds' transactions. Over-the-counter stocks, bonds and money market instruments are generally traded on a net basis and do not normally involve brokerage commissions.

         Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the sub-adviser may deal directly with dealers who make a market in the securities. Such dealers usually act as principals for their own account. Securities may also be purchased from various market centers.

         In selecting broker-dealers through which to effect transactions, each sub-adviser gives consideration to a number of factors described in its policy and procedures. The sub-advisers' policies and procedures generally include as factors for consideration such matters as price, confidentiality, broker-dealer spread or commission, if any, the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution. Consideration of these factors by a sub-adviser, either in terms of a particular transaction or the sub-adviser's overall responsibilities with respect to the Funds and any other accounts managed by the sub-adviser, could result in a Fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

         Under the terms of the Sub-Advisory Agreements, and subject to best execution, the sub-advisers also expressly are permitted to give consideration to the value and quality of any "brokerage and research services" (as defined under Section 28(e) of the Securities Exchange Act of 1934, as amended), including securities research, statistical, quotation, or valuation services provided to the sub-adviser by the broker-dealer. In placing a purchase or sale order, a sub-adviser may use a broker-dealer whose commission in effecting the transaction is higher than that another broker-dealer might have charged for the same transaction if the sub-adviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the sub-adviser's overall responsibilities with respect to the Funds and any other accounts managed by the sub-adviser. Research services provided by broker-dealers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Research services provided by broker-dealers through which the sub-adviser effects Fund transactions may be used by the sub-adviser in serving any or all of its accounts, and not all such services may be used by the sub-adviser in connection with the sub-advisers' services to the Funds.

         Where new issues of securities are purchased by a Fund in underwritten fixed price offerings, the underwriter or another selling group member may provide research services to a sub-adviser in addition to selling the securities to the Fund or other advisory clients of the sub-adviser.

         Pursuant to the Trust's Brokerage Enhancement Plan, the Adviser of a Fund of the Trust may direct a sub-adviser to seek to effect a portion of a Fund's brokerage transactions through broker-dealers which will grant Brokerage Payments or Brokerage Credits which can be used by the Distributor under that Plan, subject to the requirement of best price available and most favorable execution. The JNL Variable Funds have not adopted the Brokerage Enhancement Plan.

         Portfolio transactions for a Fund may be executed on an agency basis through broker-dealers that are affiliated with the Trust or JNL Variable Funds, the Adviser or a sub-adviser, if, in the sub-adviser's judgment, the use of such affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a commission rate consistent with those charged by the affiliated broker-dealer to comparable unaffiliated customers in similar transactions. All transactions with affiliated broker-dealers must comply with Rule 17e-1 under the 1940 Act, and are reported to and reviewed by the Trustees on a regular basis.

         Subject to compliance with Rule 10f-3 under the 1940 Act, sub-advisers are permitted to purchase securities from an underwriting syndicate in which an affiliate of the sub-adviser is a member. All such transactions are reported to and reviewed by the Trustees or Managers on a regular basis.

         Subject to compliance with Rule 17a-7 under the 1940 Act, sub-advisers are permitted to cause a Fund to purchase securities from or sell securities to another account, including another investment company, advised by the sub-adviser. All such transactions are reported to and reviewed by the Trustees or Managers on a regular basis.

         For the fiscal year ended December 31, 2003, the Trust paid the following amounts in brokerage commissions to affiliated broker-dealers:

------------------------------------------------------------ ---------------------------------------------------------
NAME OF BROKER DEALER                                        AMOUNT OF COMMISSIONS
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Fred Alger & Co., Inc.                                       $851,622
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Raymond James & Associates, Inc.                             $0
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Salomon Smith Barney                                         $0
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
OppenheimerFunds Distributor, Inc.                           $1,493
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Curian Clearing, Division of ICA                             $67,033
------------------------------------------------------------ ---------------------------------------------------------

         For the fiscal year ended December 31, 2003, the JNL Variable Fund LLC paid the following amounts in brokerage commissions to affiliated broker-dealers:

------------------------------------------------------------ ---------------------------------------------------------
NAME OF BROKER DEALER                                        AMOUNT OF COMMISSIONS
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Curian Clearing, Division of ICA                             $73,687
------------------------------------------------------------ ---------------------------------------------------------

         For the fiscal year ended December 31, 2003, the JNL Variable Fund III
LLC paid the following amounts in brokerage commissions to affiliated broker-dealers:

------------------------------------------------------------ ---------------------------------------------------------
NAME OF BROKER DEALER                                        AMOUNT OF COMMISSIONS
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Curian Clearing, Division of ICA                             $0
------------------------------------------------------------ ---------------------------------------------------------

         For the fiscal year ended December 31, 2003, the JNL Variable Fund V
LLC paid the following amounts in brokerage commissions to affiliated broker-dealers:

------------------------------------------------------------ ---------------------------------------------------------
NAME OF BROKER DEALER                                        AMOUNT OF COMMISSIONS
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Curian Clearing, Division of ICA                             $0
------------------------------------------------------------ ---------------------------------------------------------

         For the fiscal year ended December 31, 2003, the JNLNY Variable Fund I
LLC paid the following amounts in brokerage commissions to affiliated broker-dealers:

------------------------------------------------------------ ---------------------------------------------------------
NAME OF BROKER DEALER                                        AMOUNT OF COMMISSIONS
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Curian Clearing, Division of ICA                             $1,159
------------------------------------------------------------ ---------------------------------------------------------

         Each of the broker-dealers listed above is affiliated with the Trust or JNL Variable Funds through a sub-adviser.

         The percentage of the Trust's aggregate brokerage commissions paid to affiliated broker-dealers during the year ended December 31, 2003 is as follows:

------------------------------------------------------------ ---------------------------------------------------------
NAME OF BROKER DEALER                                        % OF AGGREGATE COMMISSIONS
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Fred Alger & Co., Inc.                                       71.17%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Raymond James & Associates, Inc.                             0%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Salomon Smith Barney                                         0%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
OppenheimerFunds Distributor, Inc.                           0.74%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Curian Clearing, Division of ICA                             28.59%
------------------------------------------------------------ ---------------------------------------------------------

         The percentage of the JNL Variable Fund LLC's aggregate brokerage commissions paid to affiliated broker-dealers during the year ended December 31, 2003 is as follows:

------------------------------------------------------------ ---------------------------------------------------------
NAME OF BROKER DEALER                                        % OF AGGREGATE COMMISSIONS
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Curian Clearing, Division of ICA                             6.50%
------------------------------------------------------------ ---------------------------------------------------------

         The percentage of the JNL Variable Fund III LLC's aggregate brokerage commissions paid to affiliated broker-dealers during the year ended December 31, 2003 is as follows:

------------------------------------------------------------ ---------------------------------------------------------
NAME OF BROKER DEALER                                        % OF AGGREGATE COMMISSIONS
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Curian Clearing, Division of ICA                             0%
------------------------------------------------------------ ---------------------------------------------------------

         The percentage of the JNL Variable Fund V LLC's aggregate brokerage commissions paid to affiliated broker-dealers during the year ended December 31, 2003 is as follows:

------------------------------------------------------------ ---------------------------------------------------------
NAME OF BROKER DEALER                                        % OF AGGREGATE COMMISSIONS
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Curian Clearing, Division of ICA                             0%
------------------------------------------------------------ ---------------------------------------------------------

         The percentage of the JNLNY Variable Fund I LLC's aggregate brokerage commissions paid to affiliated broker-dealers during the year ended December 31, 2003 is as follows:

------------------------------------------------------------ ---------------------------------------------------------
NAME OF BROKER DEALER                                        % OF AGGREGATE COMMISSIONS
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Curian Clearing, Division of ICA                             4.03%
------------------------------------------------------------ ---------------------------------------------------------

         Curian Clearing, Division of ICA is a division of Investment Centers of America, Inc. which is an affiliate of Jackson National Life and JNAM.


                                  OTHER MATTERS

         The Trust and the JNL Variable Funds will furnish, without charge, a copy of their respective annual reports for the fiscal year ended December 31, 2003 to any shareholder upon request. To obtain a report, please call (800) 766-4683 (toll-free) or write to the Trust or the relevant JNL Variable Fund at P.O. Box 378002, Denver, Colorado 82037-8002.

         Jackson National Asset Management, LLC ("JNAM"), the investment adviser to the Trust and to the JNL Variable Funds, is located at 1 Corporate Way, Lansing, Michigan 48951. JNAM is a wholly-owned subsidiary of Jackson National Life, which, in turn, is wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. JNAM also serves as the Trust's and the JNL Variable Funds' Administrator. Jackson National Life Distributors ("JNLD"), an affiliate of the Trust and an affiliate of each of the JNL Variable Funds and the Adviser, is principal underwriter for the Trust and the JNL Variable Funds and a wholly-owned subsidiary of Jackson National Life. JNLD is located at 8055
E. Tufts Avenue, Denver, Colorado 80237.

         The Trust and the JNL Variable Funds are not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust or JNL Variable Funds must be received by the Trust at a reasonable time before the Trust's or JNL Variable Funds' solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

         The cost of the preparation, printing and distribution of this Information Statement will be paid by JNAM.

                                    EXHIBIT A

              MELLON SUB-ADVISORY AGREEMENT FOR FUNDS OF THE TRUST


                        INVESTMENT SUB-ADVISORY AGREEMENT


         This AGREEMENT is effective this 18th day of February 2004, by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and MELLON CAPITAL MANAGEMENT CORPORATION, a Delaware corporation and registered investment adviser ("Sub-Adviser") and completely amends and restates that certain Investment Sub-Advisory Agreement between the parties dated as of November 8, 2001.

         WHEREAS, Adviser is the investment manager for the JNL Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act");

         WHEREAS, the Adviser represents that it has entered into an Investment Advisory and Management Agreement ("Management Agreement") dated as of January 31, 2001, with the Trust; and

         WHEREAS, Adviser desires to retain Sub-Adviser as Adviser's agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto ("each a Fund").

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. APPOINTMENT. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     In the event the Adviser designates one or more funds other than the Funds with respect to which the Adviser wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Adviser in writing, whereupon such fund shall become a Fund hereunder, and be subject to this Agreement.

2. DELIVERY OF DOCUMENTS. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following prior to the commencement of the Sub-Adviser's services:

     a) the Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

     b)   the Trust's By-Laws and amendments thereto;

     c)   resolutions  of  the  Trust's  Board  of  Trustees   authorizing   the
          appointment of Sub-Adviser and approving this Agreement;

     d) the Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") and all amendments thereto;

     e) the Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

     f) the Trust's most recent prospectus and Statement of Additional Information for the Funds (collectively called the "Prospectus").

     Adviser will furnish the Sub-Adviser with copies of all amendments of or supplements to the foregoing within a reasonable time before they become effective. Any amendments or supplements that impact the management of the Funds will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's approval thereof.

3. MANAGEMENT. Subject always to the supervision of the Adviser, who in turn is subject to the supervision of the Trust's Board of Trustees, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, including foreign or domestic securities or other property (including financial futures and options of any type), all on behalf of the Funds. Sub-Adviser is expressly authorized to cause the assets of the Funds to be invested in Mellon Financial Corporation stock. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Funds (as set forth below), and will monitor the Funds' investments, and will comply with the provisions of Trust's Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Funds as described in the Investment Objectives attached hereto as Schedule C, which may be amended from time to time. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program. Sub-Adviser, solely with respect to the assets of the Funds which are under its management pursuant to this Agreement, is responsible for compliance with the diversification provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended ("IRC"), and its accompanying Regulation, Treas. Reg. Section 1.817-5, applicable to the Funds.

     The anniversary date of each Fund, as defined in Treas. Reg. 1.817-5(c), is the anniversary of the date on which any amount received under a life insurance or annuity contract is first allocated to the Fund (i.e.: [date]) and the Funds shall be considered adequately diversified until their first anniversary date.

     Adviser will not act in a manner that would result in Sub-Adviser failing to maintain the required diversification and if the failure to diversify is inadvertent, Jackson National Life Insurance Company and any of its affiliates investing in the Funds, as owner of the assets in the Funds, shall in good faith and in conjunction with Sub-Adviser follow the procedures specified in Treas. Reg. Section 1.817-5(a)(2) and Revenue Procedure 92-25 (or its successor) to request relief from the Commissioner of Internal Revenue Service, and that in such an event Adviser shall work in conjunction with Sub-Adviser in the preparation of any request for relief or closing agreement and, to the extent that Adviser is seeking indemnification under Section 11 hereof, no filings or agreements shall be made with the Commissioner of Internal Revenue Service without the prior written approval of Sub-Adviser.

     The Adviser agrees that the Sub-Adviser shall not be liable for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser's opinion, constitute a violation of any federal or state laws, rules or regulations.

     The Sub-Adviser further agrees that it:

     a)   will use the same skill and care in providing such services as it uses
          in  providing   services  to  fiduciary  accounts  for  which  it  has
          investment responsibilities;

     b) will conform with all applicable Rules and Regulations of the SEC in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

     c) will report regularly to Adviser and to the Board of Trustees as reasonably agreed between the Adviser and Sub-Adviser and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times agreed to by the Adviser and Sub-Adviser , the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to the specified benchmarks and will provide various other reports from time to time as reasonably requested by Adviser;

     d) will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, and (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser;

     e) will prepare and maintain such books and records with respect to each Fund's securities transactions in accordance with Section 7 herein, and will furnish Adviser and Trust's Board of Trustees such periodic and special reports as the Adviser may reasonably request;

     f) will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the account of the Funds subject to Sub-Adviser's supervision;

     g) will act upon reasonable instructions from Adviser not inconsistent with the fiduciary duties and Investment Objectives hereunder;

     h) will treat confidentially and as proprietary information of Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust, PROVIDED, HOWEVER, that notwithstanding the foregoing, Sub-Adviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Sub-Adviser; and

     i) will vote proxies received in connection with securities held by the Funds consistent with its fiduciary duties hereunder.

4. CUSTODY OF ASSETS. Sub-Adviser shall at no time have the right to physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds. In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Funds. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the custodian.

5. BROKERAGE. The Sub-Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates. Sub-Adviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by Sub-Adviser on behalf of the Funds. Sub-Adviser will provide copies of all such agreements to the Adviser. It is the Sub-Adviser's -- general policy in selecting a broker to effect a particular transaction to seek to obtain "best execution", which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the broker.

     Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis. Subject to such policies and procedures as the Trust's Board of Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for each Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealer affiliates) who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause such Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser's overall responsibilities with respect to such Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of a Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Adviser as reasonably requested by the Adviser, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefore.

6. EXPENSES. The Sub-Adviser shall bear all expenses incurred by it in connection with the performance of its services under this Agreement. Each Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; and fees for any pricing services. All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser under the Management Agreement are borne by the applicable Fund or the Trust. From time to time, the Sub-Adviser may agree to waive or reduce some or all of the compensation to which it is entitled under this Agreement.

7. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request, copies of which may be retained by the Sub-Adviser. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act related to each Fund's portfolio transactions. The Adviser shall maintain all books and records not related to the Fund's portfolio transactions.

8. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee accrued daily and payable monthly on the average daily net assets in the Funds in accordance with Schedule B hereto.

9. SERVICES TO OTHERS. Adviser understands, and has advised the Trust's Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts. Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account. Sub-Adviser cannot assure that such policy will not adversely affect the price paid or received by a Fund. Adviser recognizes, and has advised Trust's Board of Trustees, that in some cases this procedure may adversely affect the size and the opportunities of the position that the participating Fund may obtain in a particular security. In addition, Adviser understands, and has advised the Trust's Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

10. LIMITATION OF LIABILITY. Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Funds or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Funds, any shareholder of the Funds or the Adviser either in connection with the performance of Sub-Adviser's duties under this Agreement or its failure to perform due to events beyond the reasonable control of the Sub-Adviser or its agents, except for a loss resulting from Sub-Adviser's willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. Federal and State securities laws may impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which Adviser may have under any applicable laws.

11. INDEMNIFICATION. Adviser and the Sub-Adviser each agree to indemnify the other party (and each such party's affiliates, employees, directors and officers) against any claim, damages, loss or liability (including reasonable attorneys' fees) arising out of any third party claims brought against an indemnified party that are found to constitute willful misfeasance or gross negligence on the part of the indemnifying party.

12. DURATION AND TERMINATION. This Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the date of its execution. Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months, PROVIDED that such continuation is specifically approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days' written notice by the Trust or Adviser, or on sixty days' written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" have the same meaning of such terms in the 1940 Act.) Section 10 and 11 herein shall survive the termination of this Agreement.

13.  ACKNOWLEDGEMENTS OF ADVISER. Adviser acknowledges and agrees that:

     (a) It is excluded from the definition of a commodity pool operator under CFTC Rule 4.5, and in connection with such exemption has filed a notice of eligibility and will provide the sub-adviser with a copy of such notice of eligibility before the execution of this agreement; and

     (b) The Adviser hereby acknowledges that not less than forty-eight (48) hours before the date it has executed this Agreement, it received from the Sub-Adviser a copy of Part II of Sub-Advisers Form ADV, as required by Rule 204-(3) of the Investment Advisers Act of 1940, as amended.

14. OBLIGATIONS OF ADVISER. The Adviser agrees to provide or complete, as the case may be, the following prior to the commencement of the Sub-Adviser's investment advisory services as specified under this Agreement:

     (a) A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund;

     (b) A list of restricted securities for each Fund (including CUSIP, Sedol or other appropriate security identification); and

     (C)  A copy of the current compliance procedures for each Fund.

     The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

15. CONFIDENTIAL TREATMENT. It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Sub-Adviser, the Adviser and Trust will not disclose any list of securities purchased or sold by the Funds for a period of 15 days after month end, or any list of securities held by the Fund for 90 days after month end in any manner whatsoever except as expressly authorized in this Agreement, and except that the top 10 holdings may be disclosed 15 days after month end.

16. ENTIRE AGREEMENT; AMENDMENT OF THIS AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the Funds. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

17. NOTICE. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as designated herein.

     (a)  To Adviser:

                     Jackson National Life Insurance Company
                     1 Corporate Way
                     Lansing, MI 48951
                     Attn: Thomas Meyer

     (b)  To Sub-Adviser:

                     Mellon Capital Management Corporation
                     595 Market Street, Suite 3000
                     San Francisco, CA  94105
                     Attn: Client Services

18. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

     The name "JNL Series Trust" and "Trustees of JNL Series Trust" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the "JNL Series Trust" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives or agents of Trust personally, but bind only the assets of Trust, and persons dealing with the Funds must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against the Trust.

19.  REPRESENTATIONS AND WARRANTIES OF THE SUB-ADVISER.

     The Sub-Adviser hereby represents that this Agreement does not violate any existing agreements between the Sub-Adviser and any other party.

     The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Investment Advisers Act of 1940, as amended and has provided to the Adviser a copy of its most recent Form ADV as filed with the Securities and Exchange Commission.

     The Sub-Adviser further represents that it has reviewed the post-effective amendment to the Registration Statement for the Funds filed with the Securities and Exchange Commission that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact necessary to make the statements contained therein not misleading.

20. APPLICABLE LAW. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

21. COUNTERPART SIGNATURES. This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this 18th day of February 2004.


                         JACKSON NATIONAL ASSET MANAGEMENT, LLC


                         By:      /S/ SUSAN S. RHEE
                            ---------------------------------

                         Name:    SUSAN  S. RHEE
                              -------------------------------

                         Title:   SECRETARY
                               ------------------------------






                         MELLON CAPITAL MANAGEMENT CORPORATION


                         By:      /S/ BARBARA DAUGHERTY
                            ---------------------------------

                         Name:    BARBARA DAUGHERTY
                              -------------------------------

                         Title: MANAGING DIRECTOR, CLIENT SERVICE AND MARKETING
                                COMMUNICATIONS
                               ------------------------------------------------

                                   SCHEDULE A
                             DATED FEBRUARY 18, 2004

                                     (Funds)

                   JNL/MEllon Capital Management S&P 500 INDEX
               JNL/Mellon Capital Management S&P 400 MIDCAP INDEX
                  JNL/Mellon Capital Management Small Cap Index
                JNL/Mellon Capital Management International Index
                    JNL/Mellon Capital Management Bond Index
         JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund

                                   SCHEDULE B
                             DATED FEBRUARY 18, 2004

                                 (Compensation)


                JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND


                           AVERAGE DAILY NET ASSETS           ANNUAL RATE
                           ------------------------           -----------

                           $0 TO 50 MILLION:                    .12%
                           $50 TO 100 MILLION                   .06%
                           AMOUNTS OVER $100 MILLION:           .03%

             JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND

                           AVERAGE DAILY NET ASSETS           ANNUAL RATE

                           $0 TO 50 MILLION:                     .12%
                           $50 TO 100 MILLION                    .06%
                           AMOUNTS OVER $100 MILLION:            .03%

               JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND

                           AVERAGE DAILY NET ASSETS           ANNUAL RATE

                           $0 TO 50 MILLION:                     .12%
                           $50 TO 100 MILLION                    .06%
                           AMOUNTS OVER $100 MILLION:            .03%

             JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND

                           AVERAGE DAILY NET ASSETS           ANNUAL RATE

                           $0 TO 50 MILLION:                     .12%
                           $50 TO 100 MILLION                    .06%
                           AMOUNTS OVER $100 MILLION:            .03%

                  JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

                           AVERAGE DAILY NET ASSETS           ANNUAL RATE

                           $0 TO 50 MILLION:                     .12%
                           $50 TO 100 MILLION                    .06%
                           AMOUNTS OVER $100 MILLION:            .03%

        JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND


                           AVERAGE DAILY NET ASSETS           ANNUAL RATE
                           ------------------------           -----------

                           $0 TO 50 MILLION:                     .25%
                           AMOUNTS OVER $50 MILLION:             .20%

                                  SCHEDULE C-1
                                FEBRUARY 18, 2004

                              INVESTMENT OBJECTIVE

                JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND

The JNL/Mellon Capital Management S&P 500 Index Fund seeks to match the performance of the S&P 500(R) Index with minimal tracking error. The strategy is constructed to mirror the Index to provide long-term capital growth by investing in equity securities of large domestic companies.

                                  SCHEDULE C-2
                                FEBRUARY 18, 2004

                              INVESTMENT OBJECTIVE


             JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND

The JNL/Mellon Capital Management S&P 400 MidCap Index Fund seeks to match the performance of the S&P 400(R) Index with minimal tracking error. The strategy is constructed to mirror the Index to provide long-term capital growth by investing in equity securities of medium capitalization weighted domestic companies.

                                  SCHEDULE C-3
                                FEBRUARY 18, 2004

                              INVESTMENT OBJECTIVE


        JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND (RUSSELL 2000)

The JNL/Mellon Capital Management Small Cap Index Fund seeks to match the performance of the Russell 2000(R) Index with minimal tracking error. The strategy is constructed to mirror the index to provide long-term capital growth by investing in equity securities of small size domestic companies.

                                  SCHEDULE C-4
                                FEBRUARY 18, 2004

                              INVESTMENT OBJECTIVE

             JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND

The JNL/Mellon Capital Management International Index Fund seeks to match the performance of the Morgan Stanley Capital International (MSCI) Europe Australiasia Far East (EAFE) Free Index with minimal tracking error. The strategy is constructed to mirror the Index to provide long-term capital growth by investing in international equity securities attempting to match the characteristics of each country within the Index.

                                  SCHEDULE C-5
                                FEBRUARY 18, 2004

                              INVESTMENT OBJECTIVE

                  JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

The JNL/Mellon Capital Management Bond Index Fund seeks to match the characteristics and performance of the Lehman Brothers Aggregate Index with minimal tracking error. The strategy is constructed to mirror the Index to provide safety of principal and a moderate rate of income by investing in domestic fixed income instruments (bonds).

                                  SCHEDULE C-6
                                FEBRUARY 18, 2004

                              INVESTMENT OBJECTIVE

         JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND

The objection of the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund is to exceed the performance of the S&P 500 Index by tilting towards stocks having higher expected returns while maintaining overall index characteristics.

                                    EXHIBIT B

        MELLON SUB-ADVISORY AGREEMENT FOR FUNDS OF THE JNL VARIABLE FUNDS

                        INVESTMENT SUB-ADVISORY AGREEMENT


         This AGREEMENT is effective this 18th day of February, 2004, by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and MELLON CAPITAL MANAGEMENT CORPORATION, a Delaware corporation and registered investment adviser ("Sub-Adviser").

         WHEREAS, Adviser is the investment manager for the JNL Variable Fund LLC, JNL Variable Fund III LLC, JNL Variable Fund V LLC, and JNLNY Variable Fund I LLC (the "Funds"), open-end management investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

         WHEREAS, the Funds are authorized to issue separate funds, each fund having its own investment objective or objectives, policies and limitations;

         WHEREAS, Adviser desires to retain Sub-Adviser as Adviser's agent to furnish investment advisory services to the Funds listed on Schedule A hereto ("Funds").

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. APPOINTMENT. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

         In the event the Adviser designates one or more funds other than the Funds with respect to which the Adviser wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Adviser in writing, whereupon such fund shall become a Fund hereunder, and be subject to this Agreement.

2. DELIVERY OF DOCUMENTS. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following:

         a) each Fund's Certificate of Formation, as filed with the Secretary of the State of Delaware on October 13, 1998 for JNL Variable Fund LLC and filed on January 26, 1999 for JNL Variable Fund III LLC, JNL Variable Fund V LLC, and JNLNY Variable Fund I LLC, and all amendments thereto or restatements thereof (such Certificate of Formation, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Certificate of Formation");

         b)       each Fund's Operating Agreement and amendments thereto;

         c) resolutions of the Funds' Board of Managers authorizing the appointment of Sub-Adviser and approving this Agreement;

         d) each Fund's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") and all amendments thereto;

         e) each Fund's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

         f) each Fund's most recent prospectus and Statement of Additional Information (collectively called the "Prospectus").

         Adviser will furnish the Sub-Adviser with copies of all amendments of or supplements to the foregoing within a reasonable time before they become effective. Any amendments or supplements that impact the management of the Funds will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's approval thereof.

3. MANAGEMENT. Subject always to the supervision of the Adviser, who is in turn subject to the supervision of the Funds' Board of Managers, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, including foreign or domestic securities or other property (including financial futures and options of any type), all on behalf of the Funds. Sub-Adviser is expressly authorized to cause the assets of the Funds to be invested in Mellon Financial Corporation stock. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Funds (as set forth below), and will monitor the Fund's investments, and will comply with the provisions of each Fund's Certificate of Formation and Operating Agreement, as amended from time to time, and the stated investment objectives, policies and restrictions of the Funds as described in the Investment Objectives attached hereto as Schedule C, which may be amended from time to time. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program. Sub-Adviser, solely with respect to the assets of the Funds which are under its management pursuant to this Agreement, is responsible for compliance with the diversification provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended ("IRC"), and its accompanying Regulation, Treas. Reg. Section 1.817-5, applicable to the Funds.

         The anniversary date of each Fund, as defined in Treas. Reg. 1.817-5(c), is the anniversary of the date on which any amount received under a life insurance or annuity contract is first allocated to the Fund (i.e.: [date]) and the Funds shall be considered adequately diversified until their first anniversary date.

         Adviser will not act in a manner that would result in Sub-Adviser failing to maintain the required diversification and if the failure to diversify is inadvertent, Jackson National Life Insurance Company and any of its affiliates investing in the Funds, as owner of the assets in the Funds, shall in good faith and in conjunction with Sub-Adviser follow the procedures specified in Treas. Reg. Section 1.817-5(a)(2) and Revenue Procedure 92-25 (or its successor) to request relief from the Commissioner of Internal Revenue Service, and that in such an event Adviser shall work in conjunction with Sub-Adviser in the preparation of any request for relief or closing agreement and, to the extent that Adviser is seeking indemnification under Section 11 hereof, no filings or agreements shall be made with the Commissioner of Internal Revenue Service without the prior written approval of Sub-Adviser.

         The Adviser agrees that the Sub-Adviser shall not be liable for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser's opinion, constitute a violation of any federal or state laws, rules or regulations.

         The Sub-Adviser further agrees that it:

         a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

         b) will conform with all applicable Rules and Regulations of the SEC in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

         c) will report regularly to Adviser and to the Funds' Board of Managers as reasonably agreed between the Adviser and the Sub-Adviser and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Managers on a regular basis at reasonable times agreed to by the Adviser and Sub-Adviser, the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to the specified benchmark and will provide various other reports from time to time as reasonably requested by Adviser;

         d) will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, and (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser;

         e) will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the account of the Funds subject to Sub-Adviser's supervision;

         f) will prepare and maintain such books and records with respect to the Fund's securities transactions in accordance with
                  Section 7 herein, and will furnish Adviser and Funds' Board of Managers such periodic and special reports as the Board of Managers or Adviser may reasonably request;

         g) will act upon reasonable instructions from Adviser not inconsistent with the fiduciary duties and Investment Objectives hereunder;

         h) will treat confidentially and as proprietary information of Funds all such records and other information relative to the Funds maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Funds, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information  by  duly  constituted  authorities,  or when so requested by the Funds, PROVIDED, HOWEVER, that notwithstanding the foregoing, Sub-Adviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Sub-Adviser; and

         i) will vote proxies received in connection with securities held by the Funds consistent with its fiduciary duties hereunder.

4. CUSTODY OF ASSETS. Sub-Adviser shall at no time have the right to physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds. In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Funds. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the custodian.

5. BROKERAGE. The Sub-Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates. Sub-Adviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by Sub-Adviser on behalf of the Funds. Sub-Adviser will provide copies of all such agreements to the Adviser. It is the Sub-Adviser's general policy in selecting a broker to effect a particular transaction to seek to obtain "best execution", which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the broker.

         Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis. Subject to such policies and procedures as the Funds' Board of Managers may determine, the Sub-Adviser shall have discretion to effect investment transactions for each Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealer affiliates) who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause such Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser's overall responsibilities with respect to such Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of a Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Adviser as reasonably requested by the Adviser, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

6. EXPENSES. The Sub-Adviser shall bear all expenses incurred by it in connection with the performance of its services under this Agreement. Each Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; and fees for any pricing services. All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser under the Management Agreement are borne by the applicable Fund or the Funds. From time to time, the Sub-Adviser may agree to waive or reduce some or all of the compensation to which it is entitled under this Agreement.

7. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Funds are the property of the Funds and further agrees to surrender promptly to the Funds any of such records upon the Funds' request, copies of which may be retained by the Sub-Adviser. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act related to each Fund's portfolio transactions. The Adviser shall maintain all books and records not related to the Fund's portfolio transactions.

8. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee, accrued daily and payable monthly on the average daily net assets in the Funds in accordance with Schedule B hereto.

9. SERVICES TO OTHERS. Adviser understands, and has advised the Funds' Board of Managers, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts. Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Funds and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account. Sub-Adviser cannot assure that such policy will not adversely affect the price paid or received by a Fund. Adviser recognizes, and has advised Funds' Board of Managers, that in some cases this procedure may adversely affect the size and the opportunities of the position that the participating Funds may obtain in a particular security. In addition, Adviser understands, and has advised Fund's Board of Managers, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

10. LIMITATION OF LIABILITY. Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Funds or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Funds, any shareholder of the Funds or the Adviser either in connection with the performance of Sub-Adviser's duties under this Agreement or its failure to perform due to events beyond the reasonable control of the Sub-Adviser or its agents, except for a loss resulting from Sub-Adviser's willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. Federal and State securities laws may impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which Adviser may have under any applicable laws.

11. INDEMNIFICATION. Adviser and the Sub-Adviser each agree to indemnify the other party (and each such party's affiliates, employees, directors and officers) against any claim, damages, loss or liability (including reasonable attorneys' fees) arising out of any third party claims brought against an indemnified party that are found to constitute willful misfeasance, bad faith or gross negligence on the part of the indemnifying party.

12. DURATION AND TERMINATION. This Agreement will become effective as to a Fund upon execution or, if later, the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the date of its execution. Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months, PROVIDED that such continuation is specifically approved at least annually by the Funds' Board of Managers or by vote of a majority of the outstanding voting securities of such Fund, and in either event approved also by a majority of the Members of the Funds' Board of Managers who are not interested persons of the Funds, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days' written notice by the Funds or Adviser, or on ninety days' written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" have the same meanings of such terms in the 1940 Act.) Section 10 and 11 herein shall survive the termination of this Agreement.

13.      ACKNOWLEDGEMENTS OF ADVISER. Adviser acknowledges and agrees that:

         (a) It is excluded from the definition of a commodity pool operator under CFTC Rule 4.5, and in connection with such exemption has filed a notice of eligibility and will provide the Sub-Adviser with a copy of such notice of eligibility before the execution of this Agreement; and

         (b)  The Adviser hereby  acknowledges  that not less than  forty-eight
              (48) hours before the date it has executed this Agreement, it received from the Sub-Adviser a copy of Part II of Sub-Advisers Form ADV, as required by Rule 204-(3) of the Investment Advisers Act of 1940, as amended.

14. OBLIGATIONS OF ADVISER. The Adviser agrees to provide or complete, as the case may be, the following prior to the commencement of the Sub-Adviser's investment advisory services as specified under this
         Agreement:

         (a) A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund;

         (b) A list of restricted securities for each Fund (including CUSIP, Sedol or other appropriate security identification); and

         (c)  A copy of the current compliance procedures for each Fund.

         The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

15. CONFIDENTIAL TREATMENT. It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Funds. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Sub-Adviser, the Adviser and Funds will not disclose any list of securities purchased or sold by the Funds for a period of 15 days after month end, or any list of securities held by the Fund for 90 days after month end in any manner whatsoever except as expressly authorized in this Agreement, and except that the top 10 holdings may be disclosed 15 days after month end.

16. ENTIRE AGREEMENT; AMENDMENT OF THIS AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the Funds. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

17. NOTICE. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as designated herein.

         (a) To Adviser:
                     Jackson National Life Insurance Company
                     1 Corporate Way
                     Lansing, MI 48951
                     Attn: Thomas Meyer

         (b) To Sub-Adviser:
                     Mellon Capital Management Corporation
                     595 Market Street, Suite 3000
                     San Francisco, CA  94105
                     Attn: Client Services

18. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

         The names "JNL Variable Fund LLC," "JNL Variable Fund III LLC," "JNL Variable Fund V LLC," and "JNLNY Variable Fund I LLC," and the terms "Members of the JNL Variable Fund LLC's Board of Managers," "Members of the JNL Variable Fund III LLC's Board of Managers," "Members of the JNL Variable Fund V LLC's Board of Managers," and "Members of the JNLNY Variable I Fund LLC's Board of Managers" refer respectively to the Funds created by, and the Members of the Board of Managers, as members but not individually or personally, acting from time to time under, the Operating Agreements, to which reference is hereby made, and to any and all amendments thereto. The obligations of the Funds entered in the name or on behalf thereof by any of the Members of the Funds' Board of Managers, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Members, interest holders or representatives of the Funds personally, but bind only the assets of the Funds, and persons dealing with the Funds must look solely to the assets of the Funds belonging to such Fund for the enforcement of any claims against Funds.

19.      REPRESENTATIONS AND WARRANTIES OF THE SUB-ADVISER.

         The Sub-Adviser hereby represents that this Agreement does not violate any existing agreements between the Sub-Adviser and any other party.

         The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Investment Advisers Act of 1940, as amended and has provided to the Adviser a copy of its most recent Form ADV as filed with the Securities and Exchange Commission.

         The Sub-Adviser further represents that it has reviewed the post-effective amendment to the Registration Statement for the Funds filed with the Securities and Exchange Commission that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact necessary to make the statements contained therein not misleading.

20. APPLICABLE LAW. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

21. COUNTERPART SIGNATURES. This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

         IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this 18th day of February, 2004.

                          JACKSON NATIONAL ASSET MANAGEMENT, LLC

                          By:      /S/ SUSAN S. RHEE
                             ----------------------------------------

                          Name:    SUSAN S. RHEE
                               --------------------------------------

                          Title:   SECRETARY
                                -------------------------------------

                          MELLON CAPITAL MANAGEMENT CORPORATION

                          By:      /S/ BARBARA DAUGHERTY
                             ----------------------------------------
                          Name:    BARBARA DAUGHERTY
                               --------------------------------------
                          Title:   MANAGING  DIRECTOR,  CLIENT  SERVICE  AND
                                   MARKETING COMMUNICATIONS
                                --------------------------------------------

                                   SCHEDULE A

                                     (Funds)

                              JNL VARIABLE FUND LLC

                    JNL/Mellon Capital Management The DowSM 10 Fund
                    JNL/Mellon Capital Management The DowSM 5 Fund
                    JNL/Mellon Capital Management The S&P(R) 10 Fund
                    JNL/Mellon Capital Management Global 15 Fund
                    JNL/Mellon Capital Management 25 Fund
                    JNL/Mellon Capital Management Select Small-Cap Fund
                    JNL/Mellon Capital Management Communications Sector Fund
                    JNL/Mellon Capital Management Consumer Brands Sector Fund
                    JNL/Mellon Capital Management Energy Sector Fund
                    JNL/Mellon Capital Management Financial Sector Fund
                    JNL/Mellon Capital Management Pharmaceutical/Healthcare Sector Fund
                    JNL/Mellon Capital Management Technology Sector Fund

                            JNL VARIABLE FUND III LLC

                    JNL/Mellon Capital Management The DowSM 10 Fund

                             JNL VARIABLE FUND V LLC

                    JNL/Mellon Capital Management The DowSM 10 Fund

                            JNLNY VARIABLE FUND I LLC

                    JNL/Mellon Capital Management The DowSM 10 Fund JNL/Mellon Capital Management The S&P(R) 10 Fund JNL/Mellon Capital Management Global 15 Fund
                    JNL/Mellon Capital Management 25 Fund
                    JNL/Mellon Capital Management Select Small-Cap Fund

                                   SCHEDULE B

                                 (Compensation)

                              JNL VARIABLE FUND LLC

                 JNL/Mellon Capital Management The DowSM 10 Fund

AVERAGE DAILY NET ASSETS                          ANNUAL RATE
------------------------                          -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                 JNL/Mellon Capital Management The DowSM 5 Fund

AVERAGE DAILY NET ASSETS                          ANNUAL RATE
------------------------                          -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                JNL/Mellon Capital Management The S&P(R) 10 Fund

AVERAGE DAILY NET ASSETS                          ANNUAL RATE
------------------------                          -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                  JNL/Mellon Capital Management Global 15 Fund

AVERAGE DAILY NET ASSETS                          ANNUAL RATE
------------------------                          -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                      JNL/Mellon Capital Management 25 Fund

AVERAGE DAILY NET ASSETS                          ANNUAL RATE
------------------------                          -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

               JNL/Mellon Capital Management Select Small-Cap Fund

AVERAGE DAILY NET ASSETS                          ANNUAL RATE
------------------------                          -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

            JNL/Mellon Capital Management Communications Sector Fund

AVERAGE DAILY NET ASSETS                          ANNUAL RATE
------------------------                          -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

            JNL/Mellon Capital Management Consumer Brands Sector Fund

AVERAGE DAILY NET ASSETS                          ANNUAL RATE
------------------------                          -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                JNL/Mellon Capital Management Energy Sector Fund

AVERAGE DAILY NET ASSETS                          ANNUAL RATE
------------------------                          -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

               JNL/Mellon Capital Management Financial Sector Fund

AVERAGE DAILY NET ASSETS                          ANNUAL RATE
------------------------                          -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

       JNL/Mellon Capital Management Pharmaceutical/Healthcare Sector Fund

AVERAGE DAILY NET ASSETS                          ANNUAL RATE
------------------------                          -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%


              JNL/Mellon Capital Management Technology Sector Fund

AVERAGE DAILY NET ASSETS                          ANNUAL RATE
------------------------                          -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                            JNL VARIABLE FUND III LLC

                 JNL/Mellon Capital Management The DowSM 10 Fund

AVERAGE DAILY NET ASSETS                          ANNUAL RATE
------------------------                          -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                             JNL VARIABLE FUND V LLC

                 JNL/Mellon Capital Management The DowSM 10 Fund

AVERAGE DAILY NET ASSETS                          ANNUAL RATE
------------------------                          -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                            JNLNY VARIABLE FUND I LLC

                 JNL/Mellon Capital Management The DowSM 10 Fund

AVERAGE DAILY NET ASSETS                          ANNUAL RATE
------------------------                          -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                JNL/Mellon Capital Management The S&P(R) 10 Fund

AVERAGE DAILY NET ASSETS                          ANNUAL RATE
------------------------                          -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                  JNL/Mellon Capital Management Global 15 Fund

AVERAGE DAILY NET ASSETS                          ANNUAL RATE
------------------------                          -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                      JNL/Mellon Capital Management 25 Fund

AVERAGE DAILY NET ASSETS                          ANNUAL RATE
------------------------                          -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

               JNL/Mellon Capital Management Select Small-Cap Fund

AVERAGE DAILY NET ASSETS                          ANNUAL RATE
------------------------                          -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                                   SCHEDULE C
                                FEBRUARY 18, 2004

                              INVESTMENT OBJECTIVES

                 JNL/MELLON CAPITAL MANAGEMENT THE DOWSM 10 FUND

The investment objective of the JNL/Mellon Capital Management The DowSM 10 Fund is total return through a combination of capital appreciation and dividend income.

                 JNL/MELLON CAPITAL MANAGEMENT THE DOWSM 5 FUND

The investment objective of the JNL/Mellon Capital Management The DowSM 5 Fund is total return through a combination of capital appreciation and dividend income.

                JNL/MELLON CAPITAL MANAGEMENT THE S&P(R) 10 FUND

The investment objective of the JNL/Mellon Capital Management The S&P(R) 10 Fund is total return through a combination of capital appreciation and dividend income.

                  JNL/MELLON CAPITAL MANAGEMENT GLOBAL 15 FUND

The investment objective of the JNL/Mellon Capital Management Global 15 Fund is total return through a combination of capital appreciation and dividend income.

                      JNL/MELLON CAPITAL MANAGEMENT 25 FUND

The investment objective of the JNL/Mellon Capital Management 25 Fund is total return through a combination of capital appreciation and dividend income.

               JNL/MELLON CAPITAL MANAGEMENT SELECT SMALL-CAP FUND

The investment objective of the JNL/Mellon Capital Management Small-Cap Fund is total return through capital appreciation.

            JNL/MELLON CAPITAL MANAGEMENT COMMUNICATIONS SECTOR FUND

The objective of the JNL/Mellon Capital Management Communications Sector Fund is total return through capital appreciation and dividend income.

            JNL/MELLON CAPITAL MANAGEMENT CONSUMER BRANDS SECTOR FUND

The objective of the JNL/Mellon Capital Management Consumer Brands Sector Fund is total return through capital appreciation and dividend income.

                JNL/MELLON CAPITAL MANAGEMENT ENERGY SECTOR FUND

The objective of the JNL/Mellon Capital Management Energy Sector Fund is total return through capital appreciation and dividend income.

               JNL/MELLON CAPITAL MANAGEMENT FINANCIAL SECTOR FUND

The objective of the JNL/Mellon Capital Management Financial Sector Fund is total return through capital appreciation and dividend income.

       JNL/MELLON CAPITAL MANAGEMENT PHARMACEUTICAL/HEALTHCARE SECTOR FUND

The objective of the JNL/Mellon Capital Management Pharmaceutical/Healthcare Sector Fund is total return through capital appreciation and dividend income.

              JNL/MELLON CAPITAL MANAGEMENT TECHNOLOGY SECTOR FUND

The objective of the JNL/Mellon Capital Management Technology Sector Fund is total return through capital appreciation and dividend income.


--------
1 Information concerning the fee change for the JNL/Mellon Capital Management The DowSM 5 Fund of the JNL Variable Fund I LLC is not provided because, pursuant to a unanimous vote of the Board on January 29, 2004, this Fund has been consolidated with and into the JNL/Mellon Capital Management The DowSM 10 Fund, effective May 3, 2004. Under Rule 17a-8 under the 1940 Act, shareholder approval of this consolidation is not required.